S&P 500®1
Capital Appreciation Fund
(Providing for Special Redemption Feature in 2018)

Prospectus

September 9, 2008
as supplemented November 26, 2008
as supplemented January 6, 2009
as supplemented June 9, 2009

Class A Shares
Class B Shares
Class C Shares
Class D Shares

The Securities and Exchange Commission (“SEC”) has not approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

1“Standard & Poor’s®,” “S&P®,” “S&P 500®,” “Standard & Poor’s 500,” and “500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the Fund.

S&P 500® Capital Appreciation Fund
(Providing for Special Redemption Feature in 2018)

A series of Trust for Professional Managers (the “Trust”)

TABLE OF CONTENTS

INVESTMENTS, RISKS AND PERFORMANCE	3
Investment Objective	3
Covered Period	3
The Special Redemption Feature and the Swap Agreements	5
Principal Investment Strategies	7
Principal Risks	8
Fees and Expenses	11
Portfolio Holdings Information	14
Performance	15
MANAGEMENT OF THE FUND	15
The Adviser	15
Portfolio Manager	15
SHAREHOLDER INFORMATION	16
Choosing a Share Class	16
Share Price	18
How to Purchase Shares	19
How to Redeem Shares	22
Tools to Combat Frequent Transactions	25
Other Fund Policies	25
12b-1 Fees	26
DISTRIBUTIONS AND TAXES	26
Distributions	26
Tax Consequences	27
Circular 230 Disclosure	27
Financial Highlights	28

Structured Investment Management, Inc. (the “Adviser”) is the investment adviser for the S&P 500® Capital Appreciation Fund (Providing for Special Redemption Feature in 2018) (the “Fund”) and is located at 245 Park Avenue, 39th Floor, New York, NY 10167.

PATENT PENDING. The Fund incorporates novel features and methods in respect of a mutual fund for which the Adviser has applied for U.S. and international patents.

Investments, Risks and Performance

Investment Objective
The Fund will seek capital appreciation and, during the Covered Period described below, will also seek to preserve initial invested capital and provide a positive total return.  During the Covered Period, the Fund will seek capital growth through direct investments and/or derivatives that, before expenses and fixed periodic payments in respect of the Special Redemption Feature (see below), correspond as closely as practicable to the price return of the Standard & Poor’s® 500 Composite Stock Price Index (the “S&P 500 Index”).

The Fund’s investments will consist primarily of stocks included in the S&P 500 Index or derivatives (such as futures contracts, options contracts or swap agreements) that are based on the S&P 500 Index or its components. At least 80% of the Fund’s portfolio will consist of these investments. The Fund may use derivatives that are based on the S&P 500 Index as a substitute for buying and selling securities and as a cash flow management technique. See “Principal Investment Strategies” below for additional information regarding the Fund’s investments.

After the close of the Covered Period, the Fund will continue to seek capital appreciation through investments that correspond as closely as practicable to the total return of the S&P 500 Index by investing 100% (but at all times will invest no less than 80%) of its net assets, through direct investments and/or derivatives, in common stocks of companies included in the S&P 500 Index except as may be described below (see “Principal Investment Strategies,” below). The Adviser will manage the Fund passively, meaning that the Fund will generally invest in stocks in approximately the same proportion as they are included in the S&P 500 Index.

Covered Period
The Covered Period will run from the inception date of the Fund through the ten year anniversary of that date, or if that day is not a business day, the first business day thereafter (the “Special Redemption Date”). During the Covered Period, the Fund will seek capital appreciation through direct investments and/or derivatives that correspond to the total return of the S&P 500 Index while also seeking to preserve invested capital and provide a positive total return. The Fund will enter into custom designed Swap Agreements and Credit Default Swaps (see “The Special Redemption Feature and the Swap Agreements,” below) that, by their terms, are designed to ensure (the “Special Redemption Feature”) that the net asset value (the “NAV”) of the Fund will not be less than 150% of the NAV at the commencement of the Covered Period less all fees and expenses of the Fund, the periodic fixed payment in respect of the Special Redemption Feature (but not the dividend-related payments in respect thereof) and distributions paid as described below (the “Special Redemption Amount”) on the Special Redemption Date. There is no Special Redemption Feature with respect to the NAV of the Fund at any time other than on the Special Redemption Date.

Example. The following example is based upon an investment made at the commencement of the Covered Period. If you invest at other times during the Covered Period, the NAV for Class A shares and your Special Redemption Amount may be higher or lower than the amounts shown and your returns may vary. The example below assumes that you invest $10,526.32 in Class A shares of the Fund at the commencement of the Covered Period at a NAV of $10.00 per share. After deducting your sales load of 5.00%, $10,000 will be invested in Class A shares and you will have 1,000 shares in your account. Assume further that the NAV for Class A shares remains, on average, at $10.00 per share. For the purpose of this example, assume that the net annual operating expenses of the Fund for the Covered Period are 1.04% , brokerage commission expenses are 0.02%, applicable deductions in respect of the Special Redemption Feature are 1.16% and that no distributions have been paid. To calculate your Special Redemption Amount, multiply the shares you own by 150% of the NAV and subtract the fees and operating expenses of the Fund and applicable deductions in respect of the Special Redemption Feature:

Initial value of shares you own	$10,000
150% of NAV per share of Class A shares	$15
Total before Fees and Expenses	$15,000
Less Fees and Operating Expenses	$1,040
Less Deductions in respect of the Special Redemption Feature	$1,180
Your Special Redemption Amount	$12,780

Based on the foregoing example, your annualized percentage return during the Covered Period would be 1.96%.

The formula for the Special Redemption Amount is 150% of the NAV at the commencement of the Covered Period, less all operating expenses, the fixed periodic payments made to maintain the Special Redemption Feature, as described under “Fees and Expenses” below, and distributions paid, all as described in this Prospectus.

Shareholders may freely purchase or redeem shares during the Covered Period. The Fund will enter into custom designed swap agreements (the “Swap Agreements”) with one or more counterparties to implement the Special Redemption Feature. Subsequent to the Fund’s initial offering, the NAV of the Fund could increase or decrease during the Covered Period. Changes in the fair market value of the Swap Agreements will be adjusted and settled daily through payments received/made by the Fund and the counterparties thereto (see the description of the Swap Agreements below under “The Special Redemption Feature and the Swap Agreements”). As a result of these daily adjustments and settlements, the Fund’s daily NAV per share will reflect the current economic value of the Special Redemption Feature. The Fund will also enter into credit default swaps (the “CDS”) to hedge the risk of counterparty default under the Swap Agreements.

The fixed periodic and dividend-related payments made by the Fund in respect of the Swap Agreements and CDS may be viewed as the economic cost associated with the maintenance of the Special Redemption Feature.  These payments are not considered operating expenses of the Fund, but, rather, will be reflected in the calculation of gain or loss with respect to the Fund’s investments and may be offset by gains related to the operation of the Swap Agreements.  Such payments are estimated to equal 3.09% of the net assets of the Fund annually.  Of these payments, an estimated 1.93% per annum relate to dividends received by the Fund on its portfolio securities that will be transferred to the counterparties under the Swap Agreements (the 1.93% dividend rate is estimated and based on the current estimated dividends on all stocks comprising the S&P 500 Index).  The remaining 1.16% per annum will have the effect of reducing the performance of the Fund relative to the S&P 500 Index.  Of this amount, approximately 0.96% per annum is attributable to fixed periodic payments made by the Fund under the Swap Agreements, which are designed to protect the Fund against a decline in the value of its investments relative to the Special Redemption Amount.  The remaining 0.20% per annum is attributable to fixed periodic payments made by the Fund under the CDS, which are designed to protect the Fund against default by the Counterparties under the Swap Agreements.  The Fund may enter into derivative transactions which are intended to mitigate the economic cost associated with the maintenance of the Special Redemption Feature.

After the close of the Covered Period, the Fund will seek growth of capital through investments that follow the S&P 500 Index with no further preservation of capital as an objective of the Fund.  Thereafter, and subject to the approval of the Board of Trustees, the Fund may provide periodic distributions of capital at a minimum annual rate based on the NAV of the Fund on the Special Redemption Date.   The NAV of the Fund could decrease in the post-Covered Period.

Your Special Redemption Amount will be reduced to the extent the Fund incurs expenses that are not covered by the expense limitation agreement with the Adviser, as described in the “Fees and Expenses” section of this Prospectus. Redemptions made from the Fund prior to the Special Redemption Date will be made at NAV, which may be higher or lower than the NAV at the inception of the Covered Period. For certain shareholders, redemptions made may be subject to a deferred sales charge, which is not covered by the Special Redemption Feature.

The Special Redemption Feature and the Swap Agreements
During the Covered Period, the Fund will seek to provide investors with capital appreciation associated with rising equity markets while providing capital preservation against a declining equity market. The Fund will enter into Swap Agreements that, by their terms, are designed to assure that on the Special Redemption Date the value of an investor’s account will be no less than the Special Redemption Amount. The Swap Agreements will remain in effect during the entire Covered Period, regardless of whether security markets rise or fall in value. Shareholders may freely purchase or redeem shares during the Covered Period at the Fund’s NAV per share. The NAV of the Fund can fluctuate during the Covered Period. Although the Special Redemption Amount will be determined and payable only on the Special Redemption Date, the Fund’s daily NAV will be affected by the value of its portfolio and changes in the fair market value of the Swap Agreements that are reflected in the settlement payments made under those agreements (see description of the Swap Agreements below).

The Fund will seek capital appreciation through investments that follow the S&P 500 Index with no further capital preservation following the close of the Covered Period. The Fund’s NAV may fluctuate during the Covered Period as well as during the post-Covered Period.

The Swap Agreements

The Fund will enter into the Swap Agreements with one or more counterparties to implement the Special Redemption Feature. The Swap Agreements will fully hedge the Fund against a decline in the value of its investments below the Special Redemption Amount on the Special Redemption Date. In order to give effect to the Special Redemption Feature, the Swap Agreements will incorporate a European-style put exercisable on the Special Redemption Date with a strike price equal to the Special Redemption Amount.

The notional amount of the Swap Agreements will be based on the initial NAV of the Fund and will be increased or decreased daily to reflect net purchases or net redemptions of the Fund’s shares. In addition, changes in the fair market value of the Swap Agreements (in other words, the difference between the current fair value of the final payment obligations of the counterparties under the Swap Agreements on the Special Redemption Date and the present value of the fees payable by the Fund to such counterparties (the “Counterparties”)) will be adjusted and settled daily (subject to a minimum settlement threshold) through payments received/made by the Fund and the Counterparties, as the case may be. As a result, the Fund’s daily NAV per share will reflect the current economic value of the Special Redemption Feature, and the daily settlement requirement will minimize the risk of default on the Swap Agreements. The Counterparties will also be required to post a negotiated amount of initial capital to further reduce the risk of their default.

Amounts received by the Fund pursuant to the daily settlements of the Swap Agreements will be invested in cash equivalents and earn interest. When required, and to the extent permitted by applicable law, the Fund will borrow any funds necessary to effect its daily settlement obligations. To the extent that interest paid by the Fund is in excess of interest earned on amounts received under the Swap Agreements, the Fund will incur a net interest expense.

The Fund will enter into the Swap Agreements with one or more Counterparties identified in the Statement of Additional Information. In respect of the Swap Agreements, the Fund, as the purchaser under the Swap Agreements, will pay the Counterparties a fixed periodic fee, payable monthly or as agreed otherwise, equal to approximately 0.96% per annum of the Fund’s average net assets and will transfer all dividends that it receives with respect to its portfolio investments to the Counterparties (the current estimated dividend rate on all stocks comprising the S&P 500 Index is 1.93% per annum).

The Credit Default Swaps

The Fund will also enter into the CDS in connection with the implementation of the Special Redemption Feature. The CDS are intended to protect the Fund against a default by one or more Counterparties with respect to their obligations under the Swap Agreements in the event the operation of the daily settlements and the posting of collateral are insufficient in this regard.

The notional amount of the CDS will be based on the maximum credit loss that could reasonably be expected to be incurred by the Fund (after taking into account daily settlements and credit support, including any collateral posted by the Counterparties) if a default by one or more of the Counterparties is followed by an unprecedented decline in the S&P 500 Index and the defaulting Counterparties have not been replaced.

The Fund will enter into the CDS with one or more CDS dealers (the “CDS Counterparties”) identified in the Statement of Additional Information.  In respect of the CDS, the Fund will pay the CDS Counterparties a fixed periodic fee, payable monthly, equal to an annual rate of approximately 0.20% of the Fund’s average net assets.   The Fund may temporarily use exchange-traded derivatives to facilitate the adjustment of the notional amount of the CDS for daily flows of assets in and out of the Fund as the result of purchases and redemptions of the Fund’s shares.

Summary

The Fund will set aside and maintain liquid assets having a market value equal to its respective obligations under the Swap Agreements and CDS in separately segregated accounts at the Custodian. However, the Fund does not expect that its obligations in this regard will have any effect on its ability to achieve its investment objectives or execute its strategies because its obligations under the Swap Agreements and CDS will be settled daily if in excess of the minimum settlement threshold, and its investment portfolio will consist of highly liquid securities sufficient in amount to satisfy its obligations with respect to amounts less than the minimum settlement threshold.

The Fund may enter into interest rate swap transactions to match its fixed payment obligations under the Swap Agreements and CDS and in order to reduce the economic cost of the Special Redemption Feature. From time to time, the Fund may also enter into derivative transactions whose value is derived from changes in the volatility of the S&P 500 Index.  The Fund will enter into these transactions to hedge potential changes in the market value of the Swap Agreements stemming from a decline in volatility of the S&P 500 Index and in order to have the effect of reducing the economic cost of the Special Redemption Feature under those circumstances.  Solely for purposes of computing the Special Redemption Amount and the economic cost of the Special Redemption Feature, net payments made or received under these transactions will be treated as positive or negative adjustments , respectively , to the fixed periodic fees paid to the Counterparties.

In summary, if you maintain your investment in the Fund through the Special Redemption Date, your Special Redemption Amount will be equal to:

•
the number of shares of a Class that you purchased (the amount that you paid for your shares minus any up-front sales charges divided by the NAV per share of that Class at which you purchased your shares);

times

•	150% of the NAV per share of your Class of shares at the inception of the Covered Period;

minus

•
all fees and operating expenses of the Fund (net of reimbursements made by the Adviser pursuant to the operating expense limitation agreement), the approximately 1.16% in fixed periodic payments in respect of the Special Redemption Feature since the inception of the Covered Period attributable to the number of shares of the Class you purchased, and distributions, if any, made by the Fund since the inception of the Covered Period on the number of shares of the Class you purchased.

The Fund’s purpose during the Covered Period is to provide investors with exposure to the potential capital appreciation of equity markets while providing preservation of capital in the event of equity market declines in the form of the Special Redemption Amount. The final settlement on the Swap Agreements will take place on the Special Redemption Date after which the Swap Agreements will terminate. The terms of the Swap Agreements are designed to ensure that the value of a shareholder’s investment in the Fund upon their final settlement will be not less than the Special Redemption Amount with respect to each share of the Fund. By virtue of the operation of the Swap Agreements, the NAV of the Fund should decline less than the equity markets in “down” markets and appreciate less than the equity markets in “up” markets.

Principal Investment Strategies
Under normal market conditions after an initial start-up period, the Fund will invest 100% (but at all times will invest no less than 80%) of its net assets, through direct investments and/or derivatives, in common stocks of companies included in the S&P 500 Index except as may be described below. Although the Fund will use derivatives as a cash management tool and as a substitute for buying and selling securities in connection with the management of the Fund’s cash flow, the Fund expects to vary the proportion of its investments allocated between direct investments and derivatives from time to time. The Fund may also invest up to 20% of its net assets in Standard and Poor’s Depositary Receipts® (“SPDRs”) and other investment companies, including ETFs whose investment objectives are to invest in companies comprising, and to provide returns that correspond to, the S&P 500 Index in order to achieve its investment objective.

The S&P 500 Index is a stock market index that includes common stocks of 500 companies representing a significant portion of the market value of all common stocks publicly traded in the United States. The S&P 500 Index primarily includes stocks of U.S. companies (although stocks of foreign companies are also included in the Index), typically with market capitalizations in excess of $4 billion (market capitalizations may fluctuate from time to time to ensure consistency with market conditions) and that are determined to be financially viable and reasonably liquid. The S&P 500 Index seeks to maintain a balance in line with the sector balance of the universe of eligible companies with market capitalizations greater than $4 billion. While the S&P 500 Index seeks to minimize unnecessary turnover, a company may be removed from the index if it substantially violates one or more of the criteria for inclusion in the Index or if a company is involved in a merger, acquisition or significant restructuring such that it can no longer meet the inclusion criteria. To the extent that it makes direct investments, the Fund buys and holds all stocks included in the S&P 500 Index. The Fund sells stocks as they are eliminated from the S&P 500 Index.

The Adviser will manage the Fund “passively,” meaning that the Fund will generally invest in stocks in approximately the same proportion as they are included in the S&P 500 Index. For example, if 1% of the S&P 500 Index is represented by the common stock of a company, under normal conditions 1% of the Fund’s net assets will be invested in the same company’s stock. By doing so, the Adviser will seek to correlate the performance of the Fund, before expenses, to the performance of the S&P 500 Index. The Adviser will invest in SPDRs, other investments companies (including ETFs) and derivatives based on the S&P 500 Index and its components for the same purpose. The Fund may invest in foreign companies, including companies in emerging markets, to the extent that such companies are included in the S&P 500 Index.

Portfolio Turnover Rate. The Fund’s annual portfolio turnover rate indicates changes in its portfolio investments. The Adviser will sell a security when appropriate and consistent with the Fund’s investment objective and policies, regardless of the effect on the Fund’s portfolio turnover rate. Because the Fund will be managed passively, as described above, the Adviser expects that the portfolio turnover rate will correlate with that of the S&P 500 Index. Please note that buying and selling securities generally involves some expense to the Fund, such as brokerage commissions and other transaction costs. To the extent that the Fund experiences an increase in brokerage commissions due to a higher turnover rate, the performance of the Fund could be negatively impacted by the increased expenses incurred by the Fund. A high portfolio turnover rate in any year will result in payment by the Fund of above average transaction costs and could result in capital gains that must be distributed to shareholders as short-term capital gains taxed at ordinary rates. In addition, portfolio turnover may also be affected by sales of portfolio securities necessary to meet cash requirements for redemptions of shares.

Temporary or Cash Investments.

Under normal market conditions, the Fund will stay fully invested according to its principal investment strategies as noted above. The Fund, however, may temporarily depart from its principal investment strategies by making short-term investments in cash, cash equivalents, and high-quality, short-term debt securities and money market instruments for temporary defensive purposes in response to adverse market, economic or political conditions. This may result in the Fund not achieving its investment objective during that period.

For longer periods of time, the Fund may hold a substantial cash position. If the market advances during periods when the Fund is holding a large cash position, the Fund may not participate to the extent it would have if the Fund had been more fully invested. To the extent that the Fund uses a money market fund for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market fund’s advisory fees and operational expenses.

During the Fund’s initial months of operation it may hold substantial cash and cash equivalents before fully investing in accordance with its investment strategy.

Changes in Investment Objective and Strategies. The investment objective, strategies and policies described above may be changed without the approval of the Fund’s shareholders upon 30 days’ written notice to shareholders. However, the Fund will not change its investment policy of investing at least 80% of its net assets, through direct investments and/or derivatives, in common stocks of companies included in the S&P 500 Index or change the Special Redemption Feature without first changing the Fund’s name and obtaining the vote of a majority of the Fund’s outstanding shares. Under the 1940 Act, the vote of a “majority of the outstanding shares” means the vote of (1) 67% or more of the voting securities entitled to vote at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented a proxy, or (2) more than 50% of the Fund’s outstanding shares entitled to vote.

Who should invest in the Fund?
•  Investors seeking long-term capital appreciation who desire to protect investment principal.
•  Investors who anticipate a large fixed expense and are concerned about their portfolio’s performance potential to provide the necessary returns.
•  Investors who are risk averse and are under-allocated to equities because of market volatility.
•  Investors who are nearing retirement, saving for college expenses or saving for a large expense such as the down payment for a house.

Principal Risks
Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested and the amount of risk you are willing to take. Remember that, in addition to possibly not achieving your investment goals, you could lose money by investing in the Fund. The principal risks of investing in the Fund are:

Index-Based Fund Risk. Because the Fund is a passively managed index fund, the negative performance of a stock in the S&P 500 Index will not result in the removal of the stock from the Fund’s portfolio. Under normal market conditions, the Adviser will not sell a portfolio security except to follow additions or deletions of the stocks that comprise the S&P 500 Index. The performance of the S&P 500 Index does not take into account certain costs that will be borne by the Fund, including but not limited to expenses included in the “Fees and Expenses” section of this Prospectus. The Fund’s ability to correlate its performance, before expenses, to that of the S&P 500 Index may be affected by its obligation under the Swap Agreements to make fixed periodic and dividend-related payments to the Counterparties between the date the Fund commences operations and the Special Redemption Date, general changes in market conditions, the manner in which the S&P 500 Index is calculated, the timing of purchases and sales, the size of the Fund’s portfolio, and differences in valuation of securities.

General Market Risk. The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry or sector of the economy or the market as a whole.

Counterparty Credit Risk. The Fund will enter into Swap Agreements and CDS with one or more counterparties. The Fund’s ability to pay the Special Redemption Amount when required will depend entirely upon the ability of the Counterparties and the CDS Counterparties to meet their obligations under the Swap Agreements and the CDS, as the case may be. In order to mitigate risk of default by the Counterparties, the Counterparties will be required to post collateral, and the Swap Agreements will be subject to daily settlement. The Adviser will be responsible for selecting reliable and financially responsible Counterparties and CDS Counterparties. However, all Counterparties and CDS Counterparties shall have a long-term debt rating of at least A by Moody’s Investors Service, Inc. (“Moody’s”) or at least A by Standard & Poor’s Rating Group (“S&P”). In the ordinary course of business, counterparties may purchase securities or enter into arrangements with broker-dealers, banks or other market participants in order to hedge the market risks associated with their obligations to the Fund. Although unlikely, such hedging arrangements could theoretically affect the price of certain stocks and the value of the S&P 500 or the Fund’s investments in a manner that would be adverse to the Fund’s shareholders.

Common Stock Risk. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including: expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic and banking crises. If you held common stock of any given issuer, you would generally be exposed to greater risk than if you held preferred stocks and debt obligations of the issuer because common stockholders generally have inferior rights to receive payments from issuers in comparison with the rights of preferred stockholders, bondholders and other creditors of such issuers.

Adviser Risk. The Adviser is a newly organized entity and has not previously, and does not currently, act as an investment adviser to any other mutual fund.

Index Securities Risk. The Fund may invest in SPDRs. SPDRs represent ownership in the SPDR Trust Series 1, a unit investment trust that holds a portfolio of common stocks designed to track the price performance and dividend yield of the S&P 500 Index and whose shares trade on the American Stock Exchange®. The value of SPDRs fluctuates in relation to changes in the value of the underlying portfolio of common stocks. The market price of SPDRs, however, may not be equivalent to the pro rata value of the S&P 500 Index. SPDRs are subject to the risks of an investment in a broadly based portfolio of common stocks.

Exchange Traded Fund Risk. The Fund may purchase shares in an ETF. An ETF is an investment company that holds a portfolio of stocks and/or bonds designed to track the performance of a securities index, such as the S&P 500 Index, or an industry sector. ETF shares are traded on a securities exchange rather than being purchased or redeemed directly from or by the ETF at net asset value. An investment in an ETF generally presents the same primary risks as an investment in a conventional mutual fund (i.e., one that is not exchange traded) that has the same investment objective, strategies and policies. The price of an ETF can fluctuate within a wide range, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF decrease. In addition, ETFs are subject to the following risks that do not apply to conventional mutual funds: (1) the market price of the ETF’s shares may trade at a discount to their net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. Additionally, ETFs have management fees that increase their cost. Federal law generally prohibits the Fund from acquiring shares of an investment company, including an ETF, if, immediately after such acquisition, the Fund and its affiliated persons would hold more than 3% of such investment company’s total outstanding shares, for the Fund to invest more than 5% of its net assets in any investment company or for the Fund to invest more than 10% of its net assets in investment companies unless exempted by rule or regulation or by an exemptive order obtained by the investment company. These prohibitions may prevent the Fund from allocating its investments in an optimal manner.

Derivative Securities Risk. The Fund may invest in derivative securities, including futures contracts on stock indexes, swap agreements (including the Swap Agreements and CDS) and other financial instruments, provided they are based on the S&P 500 Index. These are financial instruments that derive their performance from the performance of an underlying index or asset. Derivatives can be volatile and involve various types and degrees of risks, depending upon the characteristics of a particular derivative. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in a derivative could have a large potential impact on the performance of the Fund. The Fund could experience a loss if derivatives do not perform as anticipated, or are not correlated with the performance of other investments which they are used to hedge, or if the Fund is unable to liquidate a position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The Fund is restricted to investing no more than 15% of its net assets in securities that are illiquid, that is, not readily marketable. The other parties to certain derivative contracts present the same type of default risk as issuers of fixed income securities. Derivatives may also make the Fund’s portfolio less liquid and difficult to value, especially in declining markets, and the counterparty may fail to honor contract terms. Derivatives may also not be available on terms that make economic sense (e.g., they may be too costly). The Fund does not have any limits on its investments in derivative securities, other than the restriction on investing in illiquid securities.

Leverage Associated with Derivative Securities. A derivative contract will obligate or entitle the Fund to deliver or receive an asset or cash payment based on the change in value of one or more securities or indices. To the extent that the Fund invests in derivatives, even a small investment can have a big impact on the Fund’s market exposure. Although the Fund intends to segregate cash or highly liquid securities to cover its economic exposure on derivative contracts, its use of derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond as anticipated to changes in the value of the Fund’s holdings or in changes in the value of the components of the S&P 500 Index.

Types of Derivative Securities. The Fund may invest in futures and options contracts based on the S&P 500 Index. The Fund also may invest in other derivative instruments written by broker-dealers or other financial intermediaries for the same purpose. Options transactions may be effected on securities exchanges or in the over-the-counter market. When options are purchased over-the-counter, the Fund bears the risk that the counter-party that wrote the option will be unable or unwilling to perform its obligations under the option contract. Such options may also be illiquid, and in such cases, the Fund may have difficulty closing out its position. The Fund will cover the financial exposure of entering into options or futures contracts by either purchasing or selling offsetting options or futures contracts or designating liquid assets to cover such financial exposure.

Tax Risk. The Fund’s transactions in derivative securities, including, but not limited to, options, hedging transactions, forward contracts and swap contracts will be subject to special tax rules (including mark-to-market, constructive sale, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could, therefore, affect the amount, timing and character of distributions to the Fund’s shareholders. The Fund’s use of such transactions may result in the Fund realizing more short-term capital gains (subject to tax at ordinary income tax rates) and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions.

Swap Agreements Termination Risk. Upon the occurrence of certain extraordinary events (e.g., upon the major U.S. stock exchanges ceasing to function indefinitely as a result of one or more terrorist acts) that render it impossible for a Counterparty using commercially reasonable efforts to continue to hedge its equity price risk and perform its obligations under a Swap Agreement, the Counterparty will be entitled to terminate the Swap Agreement at its then current market value. If the Adviser is unable to enter into new Swap Agreements with suitable Counterparties in order to maintain the Special Redemption Feature, the Adviser will recommend to the Board of Trustees to immediately liquidate the Fund. A liquidation can be initiated by the Board of Trustees without a shareholder vote. While shareholder interests will be the paramount consideration in a liquidation under such circumstances, the timing of the liquidation may not be favorable to certain individual shareholders.

Illiquid Securities Risk. The Fund may invest up to 15% of its net assets in illiquid securities (i.e., securities that are not readily marketable). The Fund anticipates that its principal holdings of illiquid securities will be the Swap Agreements and the CDS, to the extent that they are deemed illiquid under policies and procedures adopted by the Board. Illiquid securities also include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws) and securities that may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended, but that are deemed to be illiquid, and repurchase agreements with maturities in excess of seven days. The Board or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid. Any security whose resale is restricted can be difficult to sell at a desired time and price. Owning a large percentage of restricted securities could hamper the Fund’s ability to raise cash to meet redemptions. Additionally, in the absence of an established securities market, the Fund may have to estimate the value of restricted securities it holds, which adds a subjective element to valuing the Fund.

New Fund Risk. There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board of Trustees or the Adviser may determine to liquidate the Fund. A liquidation can be initiated by the Board of Trustees without a shareholder vote and, while shareholder interests will be the paramount consideration, the timing of any liquidation may not be favorable to certain individual shareholders.

Fees and Expenses
As an investor, you pay certain fees and expenses if you buy and hold shares of the Fund. In addition, there are certain economic costs associated with the Special Redemption Feature. These additional economic costs are not considered operating expenses of the Fund but, rather, will be reflected in the calculation of gain or loss with respect to the Fund’s investments. Although these economic costs may be offset by gains related to the operation of the Swap Agreements, they may cause the Fund to underperform the S&P 500 Index.

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund along with the annualized economic costs of providing the Special Redemption Feature.

Shareholder Fees(1) (fees paid directly from an investment in the Fund)	Class A	Class B	Class C	Class D
Maximum sales charge (load) imposed on purchases	5.00%	0.00%	1.00%(2)	0.00%
Maximum deferred sales charge (load) (3)	0.50%	5.00%	1.00%	0.00%

Annual Fund Operating Expenses(4)
(expenses that are deducted from Fund assets)
Management Fees(5)	0.55%	0.55%	0.55%	0.55%
Distribution (12b-1) Fees(5) (6)	0.25%	1.00%	1.00%	0.00%
Other Expenses(7) (8) (9)	3.46%	3.46%	3.46%	3.46%
Total Annual Fund Operating Expense s	4.26%	5.01%	5.01%	4.01%
Less: Expense waiver/reimbursement	3.22%	3.22%	3.22%	3.22%
Net Expenses(10)	1.04%	1.79%	1.79%	0.79%

Annualized Economic Cost of the Special Redemption Feature(11)
(amounts that are included in the calculation of gain or loss on the Fund’s investments)
Fixed Periodic Payments in respect of the Swap Agreement and CDS(12)	1.16%	1.16%	1.16%	1.16%
Dividend-Related Payments in respect of the Swap Agreements(13)	1.93%	1.93%	1.93%	1.93%
Total Periodic and Dividend Related Payments	3.09%	3.09%	3.09%	3.09%
Total Annual Fund Operating Expenses and Annualized Economic Cost of the Special Redemption Feature	4.13%	4.88%	4.88%	3.88%

(1)	Shareholders will be charged a fee by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent (“Transfer Agent”) for outgoing wire transfers, returned checks and stop payment orders.

(2)	The initial sales charge on Class C shares is not subject to any reductions or waivers.

(3)
A contingent deferred sales charge (“CDSC”) of 0.50% will be assessed on purchases of Class A shares in amounts of $1 million or more that are redeemed within one year of purchase, a CDSC of 1.00% will be assessed on Class C shares redeemed within one year of purchase, and a CDSC that diminishes from 5.00% to 0.75% will be assessed on Class B shares redeemed within six years of purchase.  The rate of the CDSC charged on Class B shares decreases as the number of years since the date of purchase increases.  Please see “Shareholder Information-Choosing a Share Class” below for more information.

(4)	Because the Fund is new, these expenses are based on estimated amounts for the Fund’s current fiscal year.

(5)	These fees are calculated based upon the product of the Fund’s NAV on the launch date and the average outstanding shares of the Fund.

(6)	The Distribution (12b-1) Fee for the Class B shares and Class C shares represents a 0.75% (12b-1) distribution fee and a 0.25% shareholder servicing fee.

(7)	Because the Fund is new, these expenses, which include custodial, transfer agency, and other customary Fund expenses, are based on estimated amounts for the Fund’s current fiscal year.

(8)
Amounts received by the Fund pursuant to the daily settlements of the Swap Agreements will be invested in cash equivalents and earn interest. When required, and to the extent permitted by applicable law, the Fund will borrow any funds necessary to effect its daily settlement obligations. To the extent that interest paid by the Fund in the future is in excess of interest earned on amounts received under the Swap Agreement, the Fund will incur a net interest expense. Under normal market conditions, the Fund will attempt to invest an amount that corresponds to the notional amount of the Swap Agreement. When required, and to the extent permitted by applicable law, the Fund will borrow any necessary funds. The Fund may incur a related interest expense as a result.

(9)
The Fund may invest in other investment companies, including ETFs, and, to the extent that it does so, will incur a portion of the costs and expenses associated with such investment companies (i.e., “acquired fund fees and expenses”). Acquired fund fees and expenses are indirect fees that funds incur from investing in the shares of other mutual funds (“Acquired Fund(s)”). The indirect fee represents a pro rata portion of the cumulative expenses charged by the Acquired Fund. Acquired fund fees and expenses are reflected in the Acquired Fund’s NAV.

(10)
Pursuant to an operating expense limitation agreement between the Adviser and the Fund, which remains in effect until terminated by either party on notice to the other, the Adviser has agreed to waive its fees and/or absorb expenses of the Fund to ensure that Total Annual Operating Expenses (excluding acquired fund fees and expenses and interest expense) for Class A shares, Class B shares, Class C shares and Class D shares do not exceed 1.04%, 1.79%, 1.79% and 0.79%, respectively, of the product of the Fund’s NAV on the launch date and the average outstanding shares for at least the Covered Period. (The contractual expense limitation does not apply to the annualized economic costs in respect of the Special Redemption Feature). The Adviser is permitted to seek reimbursement from the Fund, subject to limitations, for fees it waived and Fund expenses it paid. The Adviser is permitted to seek reimbursement from the Fund for three years from the date fees were waived or reimbursed, without causing Fund operating expenses to exceed the applicable expense cap. Any amounts paid pursuant to the Special Redemption Feature will not be used to reimburse the Adviser for fees that it waived or reimbursed pursuant to the operating expense limitation agreed to by the Adviser

(11)
The annualized economic cost of the Special Redemption Feature is comprised of the elements set forth in the table below, which cost may be offset by gains resulting from the operation of the Swap Agreements and related derivative instruments:

Amounts that reduce the Special Redemption Amount:
Fixed Payments in Respect of Swap Agreements	0.96%
Payments in Respect of CDS	0.20%
Total	1.16%

Amounts that do not reduce the Special Redemption Amount:
Dividend-Related Payments in Respect of Swap Agreements	1.93%

Total Annualized Economic Cost of the Special Redemption Feature	3.09%

(12)
Because the Fund is new, these costs are estimated for the Fund’s current fiscal year. These costs will be included in the calculation of the Fund’s gain or loss with respect to investment activities and may be partially or fully offset by investment gain resulting from the operation of the Swap Agreements and related derivative instruments.

(13)
 The Fund will transfer dividends received on its investments to the Counterparties under the Swap Agreements. These costs are estimated for the Fund’s current fiscal year and are based on the current estimated dividends for all stocks comprising the S&P 500 Index of  1.93% .

Example
This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5.00% return each year, that dividends and distributions are reinvested, and that the Fund’s operating expenses and the Fund’s economic cost of the Special Redemption Feature remain the same. Please note that the figures below are based on the Fund’s net expenses after giving effect to the expense limitation in the agreement described above and include the economic cost of the Special Redemption Feature. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Class A

	One Year	Three Years
During Covered Period	$912	$1,799

	Class B

	One Year	Three Years
During Covered Period	$959	$1,911

	Class C

	One Year	Three Years
During Covered Period	$607	$1,699

	Class D

	One Year	Three Years
During Covered Period	$407	$1,284

If you did not redeem your Class A shares, Class B shares or Class C shares, you would pay the following expenses:

	Class A

	One Year	Three Years
During Covered Period	$912	$1,799

	Class B

	One Year	Three Years
During Covered Period	$512	$1,615

	Class C

	One Year	Three Years
During Covered Period	$607	$1,699

	Class D

	One Year	Three Years
During Covered Period	$407	$1,284

Fund Expenses
The Fund is responsible for its own operating expenses. Pursuant to an operating expense limitation agreement between the Adviser and the Fund, which will remain in effect until terminated by either on notice to the other, the Adviser has agreed to reduce its fees and/or pay expenses of the Fund to ensure that Total Annual Operating Expenses (excluding acquired fund fees and expenses and interest expense) for Class A shares, Class B shares, Class C shares and Class D shares do not exceed 1.04%, 1.79%, 1.79% and 0.79%, respectively, of the product of the Fund’s NAV on the date the Fund commences operations and the average daily outstanding shares for at least the Covered Period. Any reduction in advisory fees or payment of expenses made by the Adviser may be reimbursed by the Fund in subsequent fiscal years if the Adviser so requests. This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Adviser is permitted to be reimbursed for fee reductions and/or expense payments made within a three-year period from the date of reduction/expense payment. Any such reimbursement will be reviewed and approved by the Board of Trustees. The Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of fees and/or expenses. In addition, any such reimbursement from the Fund to the Adviser will be subject to the applicable limitation on Fund expenses.

Portfolio Holdings Information
A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (“SAI”). Currently, disclosure of the Fund’s holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the annual and semi-annual reports to Fund shareholders and in the quarterly holdings report on Form N-Q. In addition, the Fund will disclose its complete month-end portfolio holdings and certain other portfolio characteristics on the Fund’s website at www.sim-usa.com within 10 business days after the month-end. The month-end portfolio holdings for the Fund will remain posted on the website until updated with required regulatory filings with the SEC. Portfolio holdings information posted on the Fund’s website may be separately provided to any person commencing the day after it is first published on the website. The annual and semi-annual reports will be available by contacting S&P 500® Capital Appreciation Fund (Providing for Special Redemption Feature in 2018), c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701 or calling (888) 887-2386.

Performance
This Fund has recently commenced operations and has been in operation for less than a calendar year. As a result, there is no performance information available at this time.

Management of the Fund

The Adviser
The Fund has entered into an investment advisory agreement (“Advisory Agreement”) with the Adviser, Structured Investment Management Inc., 245 Park Avenue, 39th Floor, New York, NY 10167, under which the Adviser manages the Fund’s investments and business affairs subject to the supervision of the Board of Trustees. The Adviser was founded in February, 2006, and, as of the date of this Prospectus, manages only the Fund. Under the Advisory Agreement, the Fund compensates the Adviser for its investment advisory services at the annual rate of 0.55% on the product of the Fund’s NAV per share on the launch date and the average daily outstanding shares, payable on a monthly basis.

Ramesh K. Menon, the founder and President of the Adviser, has nearly 17 years experience in managing equity derivatives and structured products at prominent investment banks prior to organizing the Adviser, including eight years’ experience as a managing director (see below). Mr. Menon had responsibility for the management of investment products, which he originated and of which the initial assets exceeded $15 billion. These investment products included $3 billion of principal-protected mutual funds and similar investment products.

The Adviser’s legal counsel is Wilmer Cutler Pickering Hale and Dorr LLP and is located at 1875 Pennsylvania Avenue, NW, Washington, D.C. 20006.  The Adviser’s special counsel for derivatives is Cadwalader, Wickersham and Taft LLP and is located at One World Financial Center, New York, NY 10281.  The Adviser’s special legal counsel for intellectual property is Leason Ellis LLP and is located at 81 Main Street, Suite 100, White Plains, NY 10601.  Ashurst LLP, located at One Penn Plaza, 36th Floor, New York, NY 10119 has been engaged by the Adviser to provide certain tax advice in respect of the Fund.  Cleary Gottlieb Steen and Hamilton LLP located at One Liberty Plaza, New York, NY 10006 has been engaged by the Adviser to provide certain advice with respect to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) relating to the Fund.

Subject to the general supervision of the Board of Trustees, the Adviser is responsible for managing the Fund in accordance with its investment objective and policies, making decisions with respect to, and also orders for, all purchases and sales of portfolio securities. The Adviser also maintains related records for the Fund.

A discussion regarding the basis for the Board of Trustees’ approval of the Advisory Agreement will be available in the Fund’s next annual or semi-annual report.

Portfolio Manager
Mr. Menon is the Portfolio Manager for the Fund and is primarily responsible for the day-to-day management of the Fund’s portfolio. Prior to founding the Adviser in February, 2006, Mr. Menon worked for Citigroup Inc. from 1996 to 2005, serving as Managing Director and Head of U.S. Equity Structured Products in 2005, as Managing Director and Co-Head and Head of Global Equity Structured Products from 2001 to 2005, as Managing Director and Head of U.S. Equity Structured Products Origination in 2000, as Head of U.S. Equity Structured Products Origination from 1998 to 2000 and as Head of Structured Equity Products from 1996 to 1998.

The SAI provides additional information about the Portfolio Manager’s compensation, other accounts managed by the Portfolio Manager and the Portfolio Manager’s ownership of securities in the Fund.

Shareholder Information

Choosing a Share Class
The Fund offers Class A, Class B, Class C and Class D shares in this Prospectus. Each of the Classes has its own sales charge (“load”) and expense structure. You should always discuss the suitability of your investment with your broker-dealer or financial adviser.

Sales Charges on Class A Shares. If you purchase Class A shares of the Fund you will pay an initial sales charge of 5.00% when you invest unless you qualify for a reduction or waiver of the sales charge.    A CDSC of 0.50% will be assessed on purchases of Class A shares in amounts of $1 million or more that are redeemed within one year of purchase.   Class A shares are subject to an annual (12b-1) distribution fee of 0.25% of the Fund’s average daily net assets.

The sales charge for Class A shares of the Fund is calculated as follows:

When you invest this amount	% of offering price	% of net	Broker/Dealer commission as a % of offering price
$0-$24,999.99*	5.00%	5.26%	4.50%
$25,000-$49,999.99	4.25%	4.44%	3.83%
$50,000-$99,999.99	3.75%	3.90%	3.38%
$100,000-$249,999.99	3.25%	3.36%	2.93%
$250,000-$499,999.99	2.75%	2.83%	2.48%
$500,000-$999,999.99	2.00%	2.04%	1.80%
$1,000,000 or more**	0.00%	0.00%	Up to 0.50%
* The minimum initial investment for Class A shares of the Fund is $1,000. Subsequent investments in Class A shares must be $100 or more.
** A finder’s fee of  up to 0.50% may be paid directly or indirectly by the Adviser to the dealer on investments of $1,000,000 or more.

Class A Sales Charge Reductions and Waivers

Rights of Accumulation. You may combine your current purchase of Class A shares of the Fund with other existing shares of the same class currently owned for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable sales charge for the new purchase is based on the total of your current purchase and the current NAV of all other shares of the same class that you own at the financial institution at which you are making the current purchase. You may not aggregate shares held at different financial institutions. If the current purchase is made directly through the Transfer Agent, only those shares held directly at the Transfer Agent may apply toward the right of accumulation. You may aggregate shares of the same class that you own and that are currently owned by family members, including spouses, minor children or parents. Shares held in the name of a nominee or custodian under pension, profit sharing or employee benefit plans may not be combined with other shares to qualify for the right of accumulation. You must notify the Transfer Agent or your financial institution in writing about other accounts whose purchases should be considered and applied for rights of accumulation. The Fund reserves the right to modify or terminate this right at any time.

Reinstatement Privilege. If you redeem Class A shares of the Fund and, within 60 days, purchase and register new shares of the same class, you will not pay a sales charge on the new purchase amount. The amount eligible for this privilege may not exceed the amount of your redemption proceeds. To exercise this privilege, contact your financial intermediary.

Letter of Intent. By signing a Letter of Intent (“LOI”), you can reduce your Class A sales charge. Your individual purchases will be made at the applicable sales charge based on the amount you intend to invest over a 13-month period. The LOI will apply to all purchases of Class A shares. Any shares of the same class purchased within 90 days of the date you sign the LOI may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date. Purchases resulting from the reinvestment of net investment income and capital gains do not apply toward fulfillment of the LOI. Shares equal to 5.00% of the amount of the LOI for Class A shares will be held in escrow during the 13-month period. If, at the end of that time, the total amount of purchases made is less than the amount intended, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual purchases had the LOI not been in effect. This amount will be obtained from redemption of the escrowed shares. Any remaining escrowed shares will be released to you.

Class A Initial Sales Charge Waivers. The initial sales charge for Class A shares may be waived under certain circumstances for some investors or for certain payments. You will not have to pay an initial sales charge on purchases of Class A shares if:

•	you are an affiliate of the Adviser or any of its or the Fund’s officers, directors, employees or retirees;

•	you are a registered representative of any broker-dealer authorized to sell Fund shares, subject to the internal policies and procedures of the broker-dealer;

•
you are a member of the immediate families of any of the foregoing (i.e., parent, child, spouse, domestic partner, sibling, step or adopted relationships, grandparent, grandchild and UTMA/UGMA accounts naming qualifying persons);

•	you are a fee-based registered investment adviser, financial planner, bank trust department or registered broker-dealer who is purchasing shares on behalf of your customers;

•
shares are purchased for a retirement (not including IRA accounts) or deferred compensation plan and the trusts used to fund such plan (including, but not limited to, those defined in Section 401(k) of the Internal Revenue Code and “rabbi trusts”), for which an affiliate of the Adviser acts as trustee or administrator;

•	shares are purchased for a 401(k) plan or a profit sharing and pension plan that invests $1 million or more or has more than 100 participants; or

•	shares are purchased by reinvesting distributions.

Application of Sales Charge Reductions and Waivers. To receive any of the reductions or waivers of sales charges described above, you must let your financial institution or shareholder services representative know at the time you purchase shares that you qualify for such a reduction. You may be asked by your financial adviser or shareholder services representative to provide account statements or other information regarding your related accounts or related accounts of your immediate family in order to verify your eligibility for a reduced sales charge. Your investment professional or financial institution must notify the Fund if your share purchase is eligible for the sales charge waiver.

Sales Charges on Class B Shares

There is no initial sales charge on Class B shares. However, a CDSC will be assessed on Class B shares redeemed within six years of purchase. The rate of the CDSC (5.00% for the first year) on Class B shares decreases as the number of years since your purchase increases as set forth below:

Year after Purchase	1 Year	2 Years	3 Years	4 Years	5 Years	6 Years
CDSC	5.00%	4.15%	3.30%	2.45%	1.60%	0.75%

After ten years, Class B shares automatically convert into Class A shares. Shares issued on reinvestment of distributions will convert to Class A shares in the same proportion as the number of Class B shares converting to total Class B shares you own. Class B shares are subject to an annual (12b-1) distribution and shareholder servicing fee of 1.00% of the average daily net assets of the Fund.

Sales Charges on Class C Shares

If you purchase Class C shares of the Fund you will pay an initial sales charge of 1.00% when you invest. A CDSC of 1.00% will be assessed on Class C shares redeemed within one year of purchase. Class C shares are subject to an annual (12b-1) distribution and shareholder servicing fee of 1.00% of the daily net assets of the Fund.

More About CDSCs

The CDSC on Class A, Class B and Class C shares is based on the current market value of the shares being sold or their NAV when purchased, whichever is less.  To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC.  If there are not enough of these shares to meet your request, we will sell the shares in the order that they were purchased.

The CDSC is not charged on:

•	shares purchased by employees of the Adviser;

•	shares purchased by reinvesting your distributions of net investment income and short- or long-term capital gains;

•	shares held for more than one year after purchase for Class A and Class C shares, and shares held for more than six years for Class B shares;

•	redemptions made following death or disability of a shareholder (as defined by the IRS); and

•	certain distributions from a retirement plan.

Class D Shares

Class D shares may be purchased without the imposition of any sales charges. Class D shares are offered primarily to institutions, such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals. Class D shares may also be offered through certain financial institutions that charge their customers transaction or other distribution or service fees with respect to their customers’ investments in the Fund. Pension and profit sharing plans, employee trusts and employee benefit plan alliances and “wrap account” or “managed fund” programs established with broker-dealers or financial institutions that maintain an omnibus or pooled account for the Fund and do not require the Fund or the Adviser to pay a fee greater than 0.25% generally may purchase Class D shares, subject to investment minimums.

Certain ERISA Considerations for the Sponsor or Fiduciary of a Retirement Plan that offers the Fund as an Investment Alternative.    The Adviser has obtained advice from its ERISA counsel that the Fund should be a Qualified Default Investment Alternative (“QDIA”) within the meaning of the regulations promulgated by the U.S. Department of Labor’s Employee Benefits Security Administration (“EBSA”) that implement the default investment alternative provisions added to the ERISA by the Pension Protection Act of 2006.

More Information. If you would like information about the Fund’s sales charges, call your financial representative or contact the Fund at (888) 887-2386. Information about the Fund’s sales charges is available free of charge on the Fund’s website at www.sim-usa.com .

Share Price
The price of the Fund’s shares is based on the Fund’s NAV. The NAV of each Class of shares is calculated by dividing the value of the Fund’s total assets attributable to that Class, less its liabilities attributable to that Class, by the number of its shares of that Class outstanding. In calculating the NAV, portfolio securities are valued using current market values or official closing prices, if available. The NAV is calculated at the close of regular trading of the New York Stock Exchange (“NYSE”), which is normally 4:00 p.m., Eastern time. The NAV will not be calculated on days that the NYSE is closed for trading.

Each security owned by the Fund that is listed on a securities exchange is valued at its closing price on that exchange on the date as of which assets are valued. Where the security is listed on more than one exchange, the Fund will use the price on the exchange that the Fund generally considers to be the principal exchange on which the stock is traded. Fund securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the opening price. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the bid and asked prices on such day. When market quotations are not readily available, a security or other asset is valued at its fair value as determined under procedures approved by the Board of Trustees. These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value. The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced. The Board of Trustees will regularly evaluate whether the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through their application by the Trust’s valuation committee.

When fair value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different from the price of the security quoted or published by others or the value when trading resumes or realized upon its sale. Therefore, if a shareholder purchases or redeems shares in the Fund when it holds securities priced at a fair value, this may have the unintended effect of increasing or decreasing the number of shares received in a purchase or the value of the proceeds received upon a redemption.

In the case of foreign securities, the occurrence of certain events after the close of foreign markets, but prior to the time the Fund’s NAV is calculated (such as a significant surge or decline in the U.S. or other markets), often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the Fund will value foreign securities at fair value, taking into account such events, in calculating the NAV. In such cases, use of fair value pricing procedures can reduce an investor’s ability to seek to profit by estimating the Fund’s NAV in advance of the time the NAV is calculated. The Adviser anticipates that the Fund’s portfolio holdings will be fair valued only if market quotations for those holdings are considered unreliable.

Investors may be charged a fee if they effect transactions through a broker or agent. The Fund has authorized one or more brokers or financial intermediaries (each an “Authorized Intermediary”) to receive on its behalf purchase and redemption orders. Such Authorized Intermediaries may be authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. In such cases, the Fund will be deemed to have received a purchase or redemption order when an Authorized Intermediary or, if applicable, a broker’s authorized designee, receives the order. Customer orders will be priced at the Fund’s NAV next computed after the order is received by an Authorized Intermediary or its authorized designee.

How to Purchase Shares
Minimum Investment Amounts. The minimum initial investment is $1,000 for Class A, Class B and Class C shares, and $5 million for Class D shares. There is a minimum investment amount of $100 for subsequent purchases of Class A, Class B and Class C shares. There is no minimum investment amount for subsequent purchases of Class D shares. These minimums can be changed or waived by the Fund at any time. Shareholders will be given at least 30 days’ notice of any increase in the minimum dollar amount of initial or subsequent investments. The Adviser may waive the minimum initial investment as follows:

•	shares transferred from existing accounts if the registration or beneficial owner of the account remains the same;

•	employees, and families of employees, of the Adviser and its affiliates;

•	employee benefit plans sponsored by the Adviser;

•	certain wrap programs offered by financial intermediaries;

•	trustees of the Fund;

•	institutional clients of the Adviser;

•	defined contribution plans that the Adviser believes will reach $1 million within one year; and

•	certain other separately managed account clients at the Adviser’s discretion.

Shares of the Fund are purchased at the NAV, plus any applicable sales charge, after your purchase order is received by the Fund. If you place an order for the Fund’s shares through a financial institution in accordance with such financial institution’s procedures, and such financial institution then transmits your order to the Transfer Agent in accordance with the Transfer Agent’s instructions, then your purchase will be processed at the applicable NAV next calculated after the financial institution receives your order, plus any applicable sales charge. The financial institution must promise to send to the Transfer Agent immediately available funds in the amount of the purchase price in accordance with the Transfer Agent’s procedures. If payment is not received within the time specified, the Transfer Agent may rescind the transaction, and the financial institution will be held liable for any resulting fees or losses.

In the case of Authorized Intermediaries that have made satisfactory payment or redemption arrangements with the Fund, orders will be processed at the applicable price next calculated after receipt by the Authorized Intermediary, plus any applicable sales charge, consistent with applicable laws and regulations. Financial institutions, including Authorized Intermediaries, may set cut-off times for the receipt of orders that are earlier than the  cut-off times established by the Fund .  For more information about your financial institution’s rules and procedures and whether your financial institution is an Authorized Intermediary, you should contact your financial institution directly.

All account applications (“Account Application”) to purchase Fund shares are subject to acceptance by the Fund and are not binding until so accepted.  Shareholders will receive the applicable price next calculated after the Account Application has been accepted by the Fund.  The Fund reserves the right to reject any purchase order if, in its discretion, it is in the Fund’s best interest to do so.  For example, a purchase order may be refused if it appears so large that it would disrupt the management of the Fund.  Purchases may also be rejected from persons believed to be “market timers,” as described under the section entitled “Tools to Combat Frequent Transactions , ” below .  A service fee, currently $25, as well as any loss sustained by the Fund, will be deducted from a shareholder’s account for any purchases that do not clear.  The Fund and the Transfer Agent will not be responsible for any losses, liability, cost or expense resulting from rejecting any purchase order.  Your order will not be accepted until the completed Account Application is received by the Fund or the Transfer Agent.

Investing by Telephone. If you have completed the “Telephone Purchase Authorization” section of the Account Application, you may purchase additional shares by telephoning the Fund toll free at (888) 887-2386. This option allows investors to move money from their bank account to their Fund account upon request. Only bank accounts held at domestic institutions that are Automated Clearing House (“ACH”) members may be used for telephone transactions. The minimum telephone purchase amount is $100. If your order is received prior to 4:00 p.m., Eastern time, shares will be purchased in your account at the applicable price determined on the day your order is placed.

Purchase by Mail. To purchase the Fund’s shares by mail, simply complete and sign the enclosed Account Application and mail it, along with a check made payable to “S&P 500 Capital Appreciation Fund,” to:

Regular Mail	Overnight or Express Mail
S&P 500® Capital Appreciation Fund	S&P 500® Capital Appreciation Fund
c/o U.S. Bancorp Fund Services, LLC	c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701	615 East Michigan Street, 3rd Floor
Milwaukee, WI 53201-0701	Milwaukee, WI 53202

All purchases by check must be in U.S. dollars drawn on a domestic financial institution. The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. The Fund will not accept payment in cash or money orders. The Fund also does not accept cashier’s checks in amounts of less than $10,000. To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. The Fund is unable to accept post-dated checks, post-dated on-line bill pay checks, or any conditional order or payment. Shares of the Fund have not been registered for sale outside of the United States. The Fund generally does not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

Purchase by Wire. If you are making your first investment in the Fund, before you wire funds the Transfer Agent must have a completed Account Application. You can mail or use an overnight service to deliver your Account Application to the Transfer Agent at the above address. Upon receipt of your completed Account Application, the Transfer Agent will establish an account for you. Once your account has been established, you may instruct your bank to send the wire. Prior to sending the wire, please call the Transfer Agent at (888) 887-2386 to advise them of the wire and to ensure proper credit upon receipt. Your bank must include both the name of the Fund and your name and account number so that monies can be correctly applied. Your bank should transmit immediately available funds by wire to:

Wire to:	U.S. Bank, N.A.
ABA Number:	075000022
Credit:	U.S. Bancorp Fund Services, LLC
Account:	112-952-137
Further Credit:	S&P 500® Capital Appreciation Fund
(Shareholder Name/Account Registration)
(Shareholder Account Number)

Wired funds must be received prior to 4:00 p.m., Eastern time, to be eligible for same day pricing. The Fund and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Subsequent Investments. You may add to your account at any time by purchasing shares by mail, by telephone or by wire. You must call to notify the Fund at (888) 887-2386 before wiring. A remittance form, which is attached to your individual account statement, should accompany any investments made through the mail. All purchase requests must include your shareholder account number.

Automatic Investment Plan. For your convenience, the Fund offers an Automatic Investment Plan (“AIP”). Under the AIP, after your initial investment, you may authorize the Fund to withdraw automatically from your personal checking or savings account an amount that you wish to invest, which must be at least $100 on a monthly or quarterly basis. In order to participate in the AIP, your bank must be a member of the ACH network. If you wish to enroll in the AIP, complete the appropriate section in the Account Application. The Fund may terminate or modify this privilege at any time. You may terminate your participation in the AIP at any time by notifying the Transfer Agent five days prior to the effective date. A fee (currently $25) will be charged if your bank does not honor the AIP draft for any reason.

Anti-Money Laundering Program. Please note that the Fund has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”) and related anti-money laundering laws and regulations. In order to ensure compliance with these laws, the Account Application asks for, among other things, the following information for all “customers” seeking to open an “account” (as those terms are defined in rules adopted pursuant to the USA PATRIOT Act):

•	full name;
•	date of birth (individuals only);
•	Social Security or taxpayer identification number;
•	permanent street address (P.O. Box only is not acceptable); and
•	accounts opened by entities, such as corporations, companies or trusts, will require additional documentation.

Please note that if any information listed above is missing, your Account Application will be returned and your account will not be opened. In compliance with the USA PATRIOT Act and other applicable anti-money laundering laws and regulations, the Transfer Agent will verify the information on your application as part of the Program. The Fund reserves the right to request additional clarifying information and may close your account if such clarifying information is not received by the Fund within a reasonable time of the request or if the Fund cannot form a reasonable belief as to the true identity of a customer. If you require additional assistance when completing your application, please contact the Transfer Agent at (888) 887-2386.

Householding. In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at (888) 887-2386 to request individual copies of these documents.  Once the Fund receives notice to stop householding, we will begin sending individual copies 30 days after receiving your request.  This policy does not apply to account statements.

How to Redeem Shares
In general, orders to sell or “redeem” shares may be placed either directly with the Fund or through a broker-dealer or financial institution.  However, if you originally purchased your shares through a broker-dealer or financial institution, your redemption order must be  placed with the same institution in accordance with the procedures established by that institution.  Your broker-dealer or financial institution is responsible for sending your order to the Transfer Agent and for crediting your account with the proceeds.  You may redeem part or all of your investment in the Fund’s shares on any business day that the Fund calculates its NAV.  To redeem shares of the Fund, you must contact the Fund either by mail or by phone to place a redemption order.  You should request your redemption prior to market opening to obtain that day’s NAV.  Redemption requests received after the opening of the NYSE will be treated as though received on the next business day.

Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.

Payment of Redemption Proceeds. You may redeem your Fund shares at a price equal to the NAV next determined after the Fund’s transfer agent receives your redemption request in good order, less any applicable redemption charges. Your redemption request cannot be processed on days the NYSE is closed. All requests received in good order by the Fund before the opening of the regular trading session of the NYSE (generally 4:00 p.m., Eastern time) will usually be sent on the next business day.

A redemption request will be deemed in “good order” if it includes:

•	the shareholder’s name;

•	the name of the Fund;

•	the account number;

•	the share or dollar amount to be redeemed; and

•	the signature(s) of all shareholders on the account (for written redemption requests, with signature(s) guaranteed if applicable).

You may have a check sent to the address of record, proceeds may be wired to your pre-established bank account or funds may be sent via electronic funds transfer through the ACH network using the bank instructions previously established on your account. In all cases, proceeds will be processed within seven calendar days after the Fund receives your redemption request.

Wire Redemption. Wire transfers may be arranged to redeem shares. However, the Transfer Agent charges a fee, currently $15, per wire redemption against your account on dollar specific trades, and from proceeds on complete redemptions and share-specific trades.

Before selling recently purchased shares, please note that if the Transfer Agent has not yet collected payment for the shares you are selling, it may delay sending the proceeds until the payment is collected, which may take up to 12 calendar days from the purchase date. Furthermore, there are certain times when you may be unable to sell Fund shares or receive proceeds. Specifically, the Fund may suspend the right to redeem shares or postpone the date of payment upon redemption for more than seven calendar days: (1) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (3) for such other periods as the SEC may permit for the capital preservation of shareholders.

Redemption proceeds will be sent to the address of record. If the redemption proceeds are requested to be sent to an address other than the address of record, or if the address of record has been changed within 15 days of the redemption request, the request must be in writing with your signature guaranteed. Signature guarantees can be obtained from banks and securities dealers, but not from a notary public. The Fund will not be responsible for interest lost on redemption amounts due to lost or misdirected mail.

The Transfer Agent may require a signature guarantee for certain redemption requests such as redemption requests made payable to a name that is different than on the account statement or an address not on record with the Fund. A signature guarantee assures that your signature is genuine and protects you from unauthorized account redemptions. A signature guarantee of each owner is required in the following situations:

•	if ownership is changed on your account;

•	when redemption proceeds are payable or sent to any person, address or bank account not on record;

•	written requests to wire redemption proceeds (if not previously authorized on the account);

•	if a change of address request was received by the Transfer Agent within the last 15 days;

•	for all written redemptions in excess of $50,000 from any shareholder account; and

•	when establishing or modifying services on an account.

Redemption by Mail. You can execute most redemptions by furnishing an unconditional written request to the Fund to redeem your shares at the current NAV. Redemption requests in writing should be sent to the Transfer Agent at:

Regular Mail	Overnight or Express Mail
S&P 500® Capital Appreciation Fund	S&P 500® Capital Appreciation Fund
c/o U.S. Bancorp Fund Services, LLC	c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701	615 East Michigan Street, 3rd Floor
Milwaukee, WI 53201-0701	Milwaukee, WI 53202

Telephone Redemption. If you have been authorized to perform telephone transactions (either by completing the required portion of your Account Application or by subsequent arrangement in writing with the Fund), you may redeem shares, up to $50,000, by instructing the Fund by phone at (888) 887-2386 . A signature guarantee may be required of all shareholders in order to qualify for or to change telephone redemption privileges on an existing account. Telephone redemptions cannot be made if you notify the Transfer Agent of a change of address within 15 days before the redemption request. If you have a retirement account, you may not redeem shares by telephone.

Note: Neither the Fund nor any of its service providers will be liable for any loss or expense in acting upon instructions that are reasonably believed to be genuine. To confirm that all telephone instructions are genuine, the Fund will use reasonable procedures, such as requesting:

•	that you correctly state your Fund account number;

•	the name in which your account is registered; or

•	the social security or taxpayer identification number under which the account is registered.

Systematic Withdrawal Program. The Fund offers a systematic withdrawal plan (“SWP”) whereby shareholders or their representatives may request a redemption in a predetermined amount each month or calendar quarter.  Proceeds can be sent via check to the address on the account or proceeds can be sent by electronic funds transfer via the ACH network to a designated bank account.  To start the SWP, your account must have Fund shares with a value of at least $10,000, and the minimum amount that may be withdrawn each month or quarter is $100.  The SWP may be terminated or modified by the Fund at any time.  Any request to change or terminate your SWP should be communicated in writing or by telephone to the Transfer Agent no later than five days before the next scheduled withdrawal.   A withdrawal under the SWP involves a redemption of Fund shares, and may result in a gain or loss for federal income tax purposes.  In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted.  To establish the SWP, complete the SWP section of the Account Application.  Please call (888) 887-2386 for additional information regarding the SWP.

The Fund’s Right to Redeem an Account. The Fund reserves the right to redeem the shares of any shareholder whose account balance is less than $1,000, other than as a result of a decline in the NAV of the Fund or for market reasons. The Fund will provide shareholders with written notice 30 days prior to redeeming the shareholder’s account.

Redemption-in-Kind. The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund’s remaining shareholders), the Fund might pay all or part of a shareholder’s redemption proceeds in liquid securities with a market value equal to the redemption price (redemption-in-kind).

Specifically, if the amount you are redeeming during any 90-day period is in excess of the lesser of $250,000 or 1% of the NAV of the class of shares of the Fund being redeemed, valued at the beginning of such period, the Fund has the right to redeem your shares by giving you the amount that exceeds $250,000 or 1% of the NAV of the class of the Fund being redeemed in securities instead of cash. If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash, and will bear any market risks associated with such securities until they are converted into cash.

Tools to Combat Frequent Transactions
The Fund is intended for long-term investors. Short-term “market-timers” who engage in frequent purchases and redemptions can disrupt the Fund’s investment program and create additional transaction costs that are borne by all of the Fund’s shareholders. The Board of Trustees has adopted polices and procedures that are designed to discourage excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm performance. The Fund takes steps to reduce the frequency and effect of these activities in the Fund. These steps may include, among other things, monitoring trading activity and using fair value pricing procedures, as determined by the Board of Trustees, when the Adviser determines current market prices are not readily available. Although these efforts are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity will occur. The Fund seeks to exercise its judgment in implementing these tools to the best of its abilities in a manner that it believes is consistent with shareholder interests. Except as noted herein, the Fund applies all restrictions uniformly in all applicable cases.

The Fund uses a variety of techniques to monitor for and detect abusive trading practices. These techniques may change from time to time as determined by the Fund in its sole discretion. To minimize harm to the Fund and its shareholders, the Fund reserves the right to reject any purchase order or exchange request (but not a redemption request) in whole or in part, for any reason (including, without limitation, purchases by persons whose trading activity in Fund shares is believed by the Adviser to be harmful to the Fund) and without prior notice. The Fund may decide to restrict purchase and sale activity in its shares based on various factors, including whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect Fund performance.

Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Fund handles, there can be no assurance that the Fund’s efforts will identify all trades or trading practices that may be considered abusive. However, the Fund will work with financial institutions as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades. In this regard, the Fund has entered into information sharing agreements with financial intermediaries pursuant to which these intermediaries are required to provide to the Fund, at the Fund’s request, certain information relating to their customers investing in the Fund through non-disclosed or omnibus accounts. The Fund will use this information to attempt to identify abusive trading practices. Financial intermediaries are contractually required to follow any instructions from the Fund to restrict or prohibit future purchase from shareholders that are found to have engaged in abusive trading in violation of the Fund’s policies. However, the Fund cannot guarantee the accuracy of the information provided to it from financial intermediaries and cannot ensure that it will always be able to detect abusive trading practices that occur through non-disclosed and omnibus accounts. As a result, the Fund’s ability to monitor and discourage abusive trading practices in non-disclosed and omnibus accounts may be limited.

Other Fund Policies
If you elect telephone privileges on the account application or in a letter to the Fund, you may be responsible for any fraudulent telephone orders as long as the Fund has taken reasonable precautions to verify your identity. In addition, once you place a telephone transaction request, it cannot be canceled or modified.

During periods of significant economic or market change, telephone transactions may be difficult to complete. If you are unable to contact the Fund by telephone, you may also mail your requests to the Fund at the address listed previously in the “How to Purchase Shares” section.

Telephone trades must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call wait times. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close.

Your broker-dealer or other financial institution may establish policies that differ from those of the Fund. For example, the financial institution may charge transaction fees, set higher minimum investments, or impose certain limitations on buying or selling shares in addition to those identified in this Prospectus. Contact your broker-dealer or other financial institution for details. Shares of the Fund have not been registered for sale outside of the United States.

12b-1 Fees
The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) under the 1940 Act. Under the Plan, the Fund is authorized to pay the Fund’s distributor a fee for the sale and distribution of the Fund’s shares and services it provides to shareholders. The maximum amount of the fee authorized is 0.25% of the Fund’s average daily net assets annually for the Fund’s Class A shares and 1.00% for the Fund’s Class B shares and Class C shares. The Class B and Class C fees represent a 0.75% 12b-1 distribution fee and a 0.25% shareholder servicing fee.  Currently, no 12b-1 fee is charged to Class D shares. Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment in Fund shares and may cost you more than paying other types of sales charges.

In addition, the Fund may pay service fees to intermediaries such as banks, broker-dealers, financial advisers or other financial institutions, including affiliates of the Adviser, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus, other group accounts or accounts traded through registered securities clearing agents.

The Adviser, out of its own resources and without additional cost to the Fund or its shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell shares of the Fund. Such payments and compensation are in addition to service fees paid by the Fund, if any. These additional cash payments are generally made to intermediaries who provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to the Fund’s shareholders. The Adviser may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the shares sold.

Distributions and Taxes

Distributions
The Fund will make distributions of net investment income and capital gains, if any, at least annually, typically in December. The Fund may make additional distributions if it deems it desirable.

After the close of the Covered Period, and subject to the approval of the Board of Trustees, the Fund may provide periodic distributions of capital at a minimum annual rate based on the NAV of the Fund on the Special Redemption Date.

All distributions will be automatically reinvested in Fund shares unless you choose one of the following options: (1) receive distributions of net capital gains in cash, while reinvesting net investment income distributions in additional Fund shares; or (2) receive all distributions in cash; or (3) reinvest net capital gain distributions in additional Fund shares, while receiving  distributions of net investment income in cash .

If you wish to change your distribution option, write to the Transfer Agent in advance of the payment date of the distribution. However, any such change will be effective only as to distributions for which the record date is  five or more days after the Transfer Agent has received the written request.

If you elect to receive distributions in cash and the U.S. Postal Service cannot deliver your check, or if a check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in your account at the Fund’s then current NAV and to reinvest all subsequent distributions.

Tax Consequences
Distributions of the Fund’s net investment income (which include s interest, but  is not limited to, dividends, net short-term capital gains and net gains from derivative financial products and foreign currency transactions) if any, are generally taxable to the Fund’s shareholders as ordinary income. To the extent that the Fund’s distributions consist of “qualified dividend” income, such income may be subject to tax at the reduced rate of tax applicable to non-corporate shareholders for net long-term capital gains, if certain holding period requirements have been satisfied by the Fund and the shareholder.

Distributions of net capital gains (net long-term capital gains less net short-term capital losses) are generally taxable as long-term capital gains regardless of the length of time a shareholder has owned Fund shares.

Gain or loss from the sale or other disposition of an investment by the Fund will be short-term gain or loss, regardless of the Fund’s holding period, if the investment is part of a “straddle.” In addition, loss from the sale or other disposition of an investment that is part of a straddle may be deferred. In general terms, a straddle is two (or more) “positions” (including securities and derivative financial products, whether held for investment or as a hedge) where the risk of loss of one of the positions is substantially reduced on account of holding the other position(s). At the inception of the Fund, all or substantially all of the Fund’s investments will be considered to be positions in a straddle on account of the Fund’s investment in the Swap Agreements. The Fund intends, where practical, to invest and hedge using strategies that reduce the amount of gain that will be treated as short-term capital gain.

You will be taxed in the same manner whether you receive your distributions (whether of net investment income or net capital gains) in cash or reinvest them in additional Fund shares.

Shareholders who sell, exchange or redeem shares generally will have a capital gain or loss from the sale, exchange or redemption. The amount of the gain or loss and the applicable rate of tax will depend generally upon the amount paid for the shares, the amount received from the sale, exchange or redemption, and how long the shares were held by a shareholder. In general, shareholders that sell, exchange, or redeem their shares that have held their shares for more than one year will have long-term capital gain or loss. This should be the case even if at the time of such sale, exchange or redemption substantially all of the gain that the Fund would recognize if the Fund disposed of its assets would be short-term gain. It is possible, that the Internal Revenue Service (the “IRS”) will either retroactively or prospectively seek to treat any gain recognized by a shareholder in such circumstances as short-term capital gain (regardless of the shareholder’s holding period for the shares). Although there can be no assurance, the Fund believes, based on the advice of its counsel, that such a re-characterization should not apply or succeed.
Shareholders will be advised annually as to the federal tax status of all distributions made by the Fund for the preceding year. Distributions by the Fund may also be subject to state and local taxes. Additional tax information may be found in the SAI.

This section is not intended to be a full discussion of federal tax laws and the effect of such laws on you. There may be other federal, state, foreign or local tax considerations applicable to a particular investor. You are urged to consult your own tax adviser.

Circular 230 Disclosure
The discussion above was not written and is not intended to be used and cannot be used by any taxpayer for purposes of avoiding United States federal income tax penalties that may be imposed. The advice is written to support the promotion or marketing of the sale of shares. Each prospective investor should seek advice based on his or her particular circumstances from an independent tax advisor.

Financial Highlights

Because the Fund has recently commenced operations, there are no financial highlights available at this time.

PRIVACY NOTICE

The Fund collects non-public personal information about you from the following sources:

•	information we receive about you on applications or other forms;
•	information you give us orally; and/or
•	information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. All shareholder records will be disposed of in accordance with applicable law. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

This page is not a part of the Prospectus

Investment Adviser
Structured Investment Management, Inc.
245 Park Avenue, 39th Floor
New York, NY 10167

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
555 East Wells Street
Milwaukee, WI 53202

Legal Counsel
Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, WI 53202

Custodian
U.S. Bank, National Association
Custody Operations
1555 N. River Center Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

S&P 500® Capital Appreciation Fund
(Providing for Special Redemption Feature in 2018)
a series of Trust for Professional Managers

FOR MORE INFORMATION

You can find more information about the Fund in the following documents:

Statement of Additional Information
The SAI of the Fund provides additional details about the investments and techniques of the Fund and certain other additional information. A current SAI is on file with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.

Annual and Semi-Annual Reports
The Fund’s annual and semi-annual reports provide the most recent financial reports and portfolio listings. Once available, the annual report will contain a discussion of the market conditions and investment strategies that affected the Fund’s performance during the Fund’s last fiscal year.

You can obtain a free copy of these documents, request other information, or make general inquiries about the Fund by calling the Fund (toll-free) at (888) 887-2386, by accessing the Fund’s website at www.sim-usa.com or by writing to:

S&P 500® Capital Appreciation Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

You can review and copy information, including the Fund’s reports and SAI, at the Public Reference Room of the SEC in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling (202) 551-8090. Reports and other information about the Fund are also available:

• free of charge from the SEC’s IDEA database on the SEC’s Internet website at http://www.sec.gov;
• for a fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549- 0213 ; or
• for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

(The Trust’s SEC Investment Company Act file number is 811-10401)

Statement of Additional Information

Dated:  September 9, 2008, as supplemented November 26, 2008 , January 6, 2009 and June 9, 2009

S&P 500®1   Capital Appreciation Fund
(Providing for Special Redemption Feature in 2018)

This Statement of Additional Information (“SAI”) provides general information about the S&P 500® Capital Appreciation Fund (Providing for Special Redemption Feature in 2018), a series of Trust for Professional Managers (the “Trust”). This SAI is not a prospectus and should be read in conjunction with the Fund’s current prospectus dated September 9, 2008 (the “Prospectus”), as supplemented November 26, 2008 , January 6, 2009  and June 9, 2009, which is incorporated herein by reference. To obtain a copy of the Prospectus, please write or call the Fund at the address or telephone number below:

S&P 500® Capital Appreciation Fund
(Providing for Special Redemption Feature in 2018)
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
(888) 887-2386

1“Standard and Poor’s®”, “S&P®”, “S&P 500®”, “Standard and Poor’s 500”, and “500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the Fund.

---------------------------------
TABLE OF CONTENTS
---------------------------------

THE TRUST	3
INVESTMENT POLICIES, STRATEGIES AND ASSOCIATED RISKS	3
Fundamental Investment Limitations	18
The Covered Period	19
The Special Redemption Feature and the Swap Agreements	20
MANAGEMENT OF THE FUND	23
Board of Trustees	23
Trustee Ownership of Fund Shares	24
Board Committees	24
Trustee Compensation	25
Investment Adviser	25
Portfolio Manager	26
Service Providers	26
LEGAL COUNSEL	27
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	27
LICENSE AGREEMENT	27
DISTRIBUTION OF FUND SHARES	28
12B-1 DISTRIBUTION PLAN	28
PORTFOLIO TRANSACTIONS AND BROKERAGE	29
PORTFOLIO TURNOVER	31
CODE OF ETHICS	31
PROXY VOTING PROCEDURES	31
ANTI-MONEY LAUNDERING COMPLIANCE PROGRAM	31
PORTFOLIO HOLDINGS INFORMATION	32
DETERMINATION OF NET ASSET VALUE	33
PURCHASE AND REDEMPTION OF FUND SHARES	34
TAX MATTERS	38
DISTRIBUTIONS	40
FINANCIAL STATEMENTS	40
APPENDIX A -- PROXY VOTING POLICIES	41

The Trust
The Trust is a Delaware statutory trust organized on May 29, 2001, and is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company.  The Fund is one series, or mutual fund, formed by the Trust.  The Fund currently offers Class A, Class B, Class C and Class D shares.  The Fund is a diversified series and has its own investment objective and policies.   The Trust consists of various series that represent separate investment portfolios.   The Trust may start additional series and offer shares of a new fund under the Trust at any time.  On October 28, 2004, the Trust changed its name to “Trust for Professional Managers.”  Before that time, the Trust was known as “Zodiac Trust.”

The Trust is authorized to issue an unlimited number of interests (or shares). Interests in the Fund are represented by shares of beneficial interest each with a par value of $0.001. Each series of the Trust has equal voting rights and liquidation rights, and are voted in the aggregate and not by the series except in matters where a separate vote is required by the Investment Company Act of 1940, as amended (the “1940 Act”), or when the matters affect only the interests of a particular series. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Trust does not normally hold annual meetings of shareholders. The Trust’s Board of Trustees (the “Board of Trustees”) shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any trustee when requested to do so in writing by shareholders holding 10% or more of the Trust’s outstanding shares.

Each share of the Fund represents an equal proportionate interest in the assets and liabilities belonging to the Fund and is entitled to such distributions out of the income belonging to the Fund as are declared by the Board of Trustees. The Board of Trustees has the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interests in the assets belonging to that series and the rights of shares of any other series are in no way affected. Additionally, in case of any liquidation of a series, the holders of shares of the series being liquidated are entitled to receive a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by, or under the direction of, the Board of Trustees on the basis of relative net assets or number of shareholders. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

The assets of the Fund received for the issue or sale of its shares, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, shall constitute the underlying assets of the Fund. In the event of the dissolution or liquidation of the Fund, the holders of shares of the Fund are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

Structured Investment Management, Inc. (the “Adviser”) is the investment adviser for the Fund and is located at 245 Park Avenue, 39th Floor, New York, New York 10167.

Investment Policies, Strategies and Associated Risks
The investment objective of the Fund during the Covered Period, as defined below, is to seek capital appreciation through investments that, before expenses, correspond to the total return of the Standard Poor’s® 500 Composite Stock Price Index (the “S&P 500 Index”), while also seeking to preserve initial invested capital and providing a positive total return. After the close of the Covered Period, the Fund will continue to seek capital appreciation through investments that correspond as closely as practicable to the total return of the S&P 500 Index. The Fund’s investments during the Covered Period, as well as after the close of the Covered Period, will consist primarily of stocks included in the S&P 500 Index or derivatives (such as futures contracts, options on securities, indices or futures or swap agreements) based on the S&P 500 Index or its components. At least 80% of the Fund’s portfolio will consist of these investments. The Fund may use derivatives for any one or more of the following purposes: to hedge against the economic impact of adverse changes in the market value of the Fund’s portfolio securities because of changes in stock market prices; as a substitute for buying and selling securities; and as a cash flow management technique.

The Fund is diversified. Under applicable federal laws, the diversification of a mutual fund’s holdings is measured at the time the fund purchases a security. However, if a fund purchases a security and holds it for a period of time, the security may become a larger percentage of the fund’s total assets due to movements in the financial markets. If the market affects several securities held by a fund, the fund may have a greater percentage of its assets invested in securities of fewer issuers. Then a fund is subject to the risk that its performance may be hurt disproportionately by the poor performance of relatively few securities despite the fund qualifying as a diversified fund under applicable federal laws.

There is no assurance that the Fund will achieve its investment objective. The following discussion supplements the description of the Fund’s investment objective and principal investment strategies set forth in the Prospectus. Except for the fundamental investment limitations listed below (see “Fundamental Investment Limitations”), the Fund’s investment strategies and policies are not fundamental and may be changed by sole action of the Board of Trustees, without shareholder approval. While the Fund is permitted to hold securities and engage in various strategies as described hereafter, it is not obligated to do so. The investment objective and strategies described in the Prospectus may be changed without the approval of the Fund’s shareholders upon 30 days’ written notice to shareholders.

Whenever an investment policy or limitation states a maximum percentage of the Fund’s assets that may be invested in any security, or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund’s acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets or other circumstances will not be considered when determining whether an investment complies with the Fund’s investment policies and limitations. In addition, if a bankruptcy or other extraordinary event occurs concerning a particular investment by the Fund, the Fund may receive stock, real estate or other investments that the Fund would not, or could not, buy. If this happens, the Fund intends to sell such investments as soon as practicable while trying to maximize the return to Fund shareholders. Please note, however, that the guidance referenced in the first two sentences of this paragraph does not apply to the Fund’s investments in illiquid securities or the Fund’s borrowing of money.

Recent Market Events
U.S. and international markets have experienced significant volatility since 2008.  The fixed income markets have experienced substantially lower valuations, reduced liquidity, price volatility, credit downgrades, increased likelihood of default and valuation difficulties.  Concerns have spread to domestic and international equity markets.  In some cases, the stock prices of individual companies have been negatively impacted even though there may be little or no apparent degradation in the financial conditions or prospects of that company.  As a result of this significant volatility, many of the following risks associated with an investment in the Fund may be increased.  The U.S. government has taken numerous steps to alleviate these market concerns.  However, there is no assurance that such actions will be successful.  Continuing market problems may have adverse effects on the Fund.

Equity Securities
An equity security (such as a stock, partnership interest or other beneficial interest in an issuer) represents a proportionate share of the ownership of a company. Its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets and general market conditions. Common stocks and preferred stocks are examples of equity securities. Preferred stocks are equity securities that often pay dividends at a specific rate and have a preference over common stocks in dividend payments and liquidation of assets. Some preferred stocks may be convertible into common stock. Convertible securities are securities (such as debt securities or preferred stock) that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula.

The risks of investing in companies in general include business failure and reliance on erroneous reports. To the extent the Fund invests in the equity securities of small- or medium-size companies, it will be exposed to the risks of smaller sized companies. Small- and medium-size companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies. Furthermore, those companies often have limited product lines or services, markets or financial resources, or are dependent on a small management group. In addition, because these securities are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.

Swap Agreements
Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Swap agreements are two party contracts entered into primarily by institutional investors. Swap agreements can vary in term like other fixed-income investments. Most swap agreements are traded over-the-counter. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or swapped between the parties are calculated with respect to a notional amount, which is the predetermined dollar principal of the trade representing the hypothetical underlying quantity upon which payment obligations are computed.  Swap agreements can take many different forms and are known by a variety of names. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price.

Credit Default Swaps
A credit default swap agreement is a privately negotiated agreement between the Fund and a counterparty. In the case of the Fund, the reference obligations of the CDS will be senior debt obligations of the counterparties. As a buyer of protection under the CDS, the Fund is obligated to pay the seller (i.e., the CDS Counterparty) a periodic fee expressed in basis points on the notional amount of the CDS over the term of the CDS in return for a contingent payment upon the occurrence of a credit event with respect to one or more of the counterparties. A credit event is typically a default. If no credit event occurs with respect to the counterparties, the Fund will lose its investment in the CDS and recover nothing. However, if a credit event occurs, the Fund will receive the full notional value of the CDS for a reference obligation that may have little or no value.

Interest Rate Risk
The Adviser may use interest rate swap transactions to match the Fund’s fixed payment obligations under the Swap Agreements and the CDS in order to reduce the economic cost of the Special Redemption Feature.  If the Fund does not hedge any resulting interest rate exposure during the Covered Period and short term rates increase above current implied forward rates, the cost of the Special Redemption Feature may increase.

Volatility Risk
From time to time, the Fund may enter into derivative transactions whose value is derived from changes in the volatility of the S&P 500 Index.  The Fund will enter into these transactions to hedge a potential decline in the market value of the Swap Agreements stemming from a decrease in volatility of the S&P 500 Index and in order to have the effect of reducing the economic cost of the Special Redemption Feature under those circumstances.  If the realized volatility of the S&P 500 Index increases during this time, the cost of the Special Redemption Feature may increase.

Foreign Investments and Currencies
The Fund may invest in foreign companies, including companies in emerging markets, to the extent that such companies are included in the S&P 500 Index. In so doing, the Fund may invest in securities of foreign issuers that are not publicly traded in the United States. The Fund may also invest in American Depositary Receipts (“ADRs”) and European Depositary Receipts (“EDRs”), foreign securities traded on a national securities market, purchase and sell foreign currency on a spot basis and enter into forward currency contracts (see “Forward Currency Contracts,” below).

Depositary Receipts. The Fund may invest its assets in securities of foreign issuers in the form of depositary receipts, such as ADRs and EDRs, which are securities representing securities of foreign issuers. A purchaser of unsponsored depositary receipts may not have unlimited voting rights and may not receive as much information about the issuer of the underlying securities as with a sponsored depositary receipt. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while EDRs, in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing similar arrangements. For purposes of the Fund’s investment policies, ADRs and EDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR or EDR representing ownership of common stock will be treated as common stock.

Risks of Investing in Foreign Securities. Investments in foreign securities involve certain inherent risks, including the following:

Political and Economic Factors. Individual economies of certain foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. The internal politics of certain foreign countries may not be as stable as those of the United States. Governments in certain foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

Currency Fluctuations. The Fund may invest in securities denominated in foreign currencies. Accordingly, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund’s assets denominated in that currency. Such changes will also affect the Fund’s income. The value of the Fund’s assets may also be affected significantly by currency restrictions and exchange control regulations enacted from time to time.

Market Characteristics. The Adviser expects that certain foreign securities in which the Fund invests will be purchased in over-the-counter markets or on exchanges located in the countries in which the principal offices of the issuers of the various securities are located, if that is the best available market. Foreign exchanges and markets may be more volatile than those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets, and the Fund’s foreign securities may be less liquid and more volatile than U.S. securities. Moreover, settlement practices for transactions in foreign markets may differ from those in United States markets, and may include delays beyond periods customary in the United States. Foreign security trading practices, including those involving securities settlement where Fund assets may be released prior to receipt of payment or securities, may expose the Fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer.

Legal and Regulatory Matters. Certain foreign countries may have less supervision of securities markets, brokers and issuers of securities, and less financial information available from issuers, than is available in the United States.

Taxes. The interest and dividends payable on certain of the Fund’s foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to Fund shareholders.

Costs. To the extent that the Fund invests in foreign securities, its expense ratio is likely to be higher than those of investment companies investing only in domestic securities, because the cost of maintaining the custody of foreign securities is higher.

Emerging Markets. Some of the securities in which the Fund may invest may be located in developing or emerging markets, which entail additional risks, including: less social, political and economic stability; smaller securities markets and lower trading volume, which may result in less liquidity and greater price volatility; national policies that may restrict the Fund’s investment opportunities, including restrictions on investments in issuers or industries, or expropriation or confiscation of assets or property; and less developed legal structures governing private or foreign investment.

In considering whether to invest in the securities of a foreign company, the Adviser considers such factors as the characteristics of the particular company, differences between economic trends and the performance of securities markets within the U.S. and those within other countries, and also factors relating to the general economic, governmental and social conditions of the country or countries where the company is located. The extent to which the Fund will be invested in foreign companies and countries and depositary receipts will fluctuate from time to time within the limitations described in the Prospectus, depending on the Adviser’s assessment of prevailing market, economic and other conditions.

Forward Currency Contracts. The Fund may enter into forward currency contracts in anticipation of changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. For example, the Fund might purchase a particular currency or enter into a forward currency contract to preserve the U.S. dollar price of securities it intends to or has contracted to purchase. Alternatively, it might sell a particular currency on either a spot or forward basis to hedge against an anticipated decline in the dollar value of securities it intends to or has contracted to sell. Although this strategy could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain from an increase in the value of the currency.

Options, Futures and Other Strategies
General. The Fund may use certain options (both traded on an exchange and over-the-counter (“OTC”)), futures contracts (sometimes referred to as “futures”) and options on futures contracts (collectively, “Derivative Instruments”) as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of the Fund’s position, to create a synthetic money market position, for certain tax-related purposes and to effect closing transactions.

The use of Derivative Instruments is subject to applicable regulations of the Securities and Exchange Commission (the “SEC”), the several exchanges upon which they are traded and the Commodity Futures Trading Commission (the “CFTC”). In addition, the Fund’s ability to use Derivative Instruments will be limited by tax considerations. Pursuant to a claim for exemption filed with the National Futures Association on behalf of the Fund, the Fund is not deemed to be a commodity pool operator or a commodity pool under the Commodity Exchange Act and is not subject to registration or regulation as such under the Commodity Exchange Act. In addition to the instruments, strategies and risks described below and in the Prospectus, the Fund’s Adviser may discover additional opportunities in connection with Derivative Instruments and other similar or related techniques. These new opportunities may become available as the Adviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Derivative Instruments or other techniques are developed. The Adviser may utilize these opportunities to the extent that they are consistent with the Fund’s investment objective and permitted by the Fund’s investment limitations and applicable regulatory authorities. The Prospectus or this SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

Special Risks. The use of Derivative Instruments involves special considerations and risks, certain of which are described below. Risks pertaining to particular Derivative Instruments are described in the sections that follow.

(1) Successful use of most Derivative Instruments depends upon the Adviser’s ability to predict movements of the overall securities markets, which requires different skills than predicting changes in the prices of individual securities. The ordinary spreads between prices in the cash and futures markets, due to the differences in the natures of those markets, are subject to distortion. Due to the possibility of distortion, a correct forecast of stock market trends by the Adviser may still not result in a successful transaction. The Adviser may be incorrect in its expectations as to the extent of market movements or the time span within which the movements take place, which may result in the strategy being unsuccessful.

(2) Options and futures prices can diverge from the prices of their underlying instruments. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, and from imposition of daily price fluctuation limits or trading halts.

(3) As described below, the Fund might be required to maintain assets as “cover,” maintain segregated accounts or make margin payments when it takes positions in Derivative Instruments involving obligations to third parties (e.g., financial instruments other than purchased options (“Financial Instruments”)). If the Fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the Fund’s ability to sell a portfolio security or make an investment when it would otherwise be favorable to do so or require that the Fund sell a portfolio security at a disadvantageous time. The Fund’s ability to close out a position in a Derivative Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counterparty”) to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.

(4) Losses may arise due to unanticipated market price movements, lack of a liquid secondary market for any particular instrument at a particular time or due to premiums paid by the Fund on options transactions.

Cover. Transactions using Derivative Instruments, other than purchased options, expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (1) an offsetting (“covered”) position in securities or other options or futures contracts or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian, U.S. Bank, N.A. (the “Custodian”), or another approved custodian, in the prescribed amount as determined daily.

Assets used as cover or held in an account cannot be sold while the position in the corresponding Derivative Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Fund’s assets to cover accounts could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Options. The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment and general market conditions. Options that expire unexercised have no value. Options currently are traded on the Chicago Board Options Exchange (“CBOE”), the American Stock and Options Exchange (“AMEX”) and other exchanges, as well as the OTC markets.

By buying a call option on a security, the Fund has the right, in return for the premium paid, to buy the security underlying the option at the exercise price. By writing (selling) a call option and receiving a premium, the Fund becomes obligated during the term of the option to deliver securities underlying the option at the exercise price if the option is exercised. By buying a put option, the Fund has the right, in return for the premium, to sell the security underlying the option at the exercise price. By writing a put option, the Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price.

Because options premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option. This is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option. This is known as a closing sale transaction. Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

Risks of Options on Securities. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

The Fund’s ability to establish and close out positions in exchange-traded options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty or by a transaction in the secondary market if any such market exists. There can be no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Options on Indices. An index fluctuates with changes in the market values of the securities included in the index. Options on indices give the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. Some stock index options are based on a broad market index such as the S&P 500 Index, the NYSE Composite Index or the AMEX Major Market Index or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index.

Each of the exchanges has established limitations governing the maximum number of call or put options on the same index that may be bought or written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, option positions of all investment companies advised by the Adviser are combined for purposes of these limits. Pursuant to these limitations, an exchange may order the liquidation of positions and may impose other sanctions or restrictions. These position limits may restrict the number of listed options that the Fund may buy or sell.

Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When the Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total value for each point of such difference. When the Fund buys a call on an index, it pays a premium and has the same rights to such call as are indicated above. When the Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund’s exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When the Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier if the closing level is less than the exercise price.

Risks of Options on Indices. If the Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Futures Contracts and Options on Futures Contracts. A futures contract obligates the seller to deliver (and the purchaser to take delivery of) the specified security on the expiration date of the contract. An index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying securities in the index is made.

When the Fund writes an option on a futures contract, it becomes obligated, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time during the term of the option. If the Fund writes a call, it assumes a short futures position. If it writes a put, it assumes a long futures position. When the Fund purchases an option on a futures contract, it acquires the right in return for the premium it pays to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

Whether the Fund realizes a gain or loss from futures activities depends upon movements in the underlying security or index. The extent of the Fund’s loss from an unhedged short position in futures contracts or from writing unhedged call options on futures contracts is potentially unlimited. The Fund only purchases and sells futures contracts and options on futures contracts that are traded on a U.S. exchange or board of trade.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the Fund is required to deposit “initial margin” in an amount generally equal to 10% or less of the contract value. Margin also must be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent “variation margin” payments are made to and from the futures commission merchant daily as the value of the futures position varies, a process known as “marking-to-market.” Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund’s obligations to or from a futures commission merchant. When the Fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. In contrast, when the Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions in options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures and options on futures contracts may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price. Once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If the Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain cash or liquid assets in an account.

Risks of Futures Contracts and Options Thereon. The ordinary spreads between prices in the cash and futures markets (including the options on futures markets), due to differences in the natures of those markets, are subject to the following factors, which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationships between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

Combined Positions. The Fund may purchase and write options in combination with each other. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Under the supervision of the Board of Trustees, the Fund will determine whether investments in options and futures contracts are illiquid. The Fund is restricted to investing no more than 15% of its total assets in securities that are illiquid: that is, not readily marketable.

Real Estate Investment Trusts
The Fund may make investments in real estate investment trusts (“REITs”). REITs include equity, mortgage and hybrid REITs. Equity REITs own real estate properties, and their revenue comes principally from rent. Mortgage REITs loan money to real estate owners, and their revenue comes principally from interest earned on their mortgage loans. Hybrid REITs combine characteristics of both equity and mortgage REITs. The value of an equity REIT may be affected by changes in the value of the underlying property, while a mortgage REIT may be affected by the quality of the credit extended. The performance of both types of REITs depends upon conditions in the real estate industry, management skills and the amount of cash flow. The risks associated with REITs include defaults by borrowers, self-liquidation, failure to qualify as a pass-through entity under federal tax law, failure to qualify as an exempt entity under the 1940 Act and the fact that REITs are not diversified.

Temporary and Cash Investments
Under normal market conditions, the Fund will stay fully invested according to its principal investment strategies as noted above. The Fund, however, may temporarily depart from its principal investment strategies by making short-term investments in cash, cash equivalents, and high-quality, short-term debt securities and money market instruments for temporary defensive purposes in response to adverse market, economic or political conditions. This may result in the Fund not achieving its investment objective during that period.

For longer periods of time, the Fund may hold a substantial cash position. If the market advances during periods when the Fund is holding a large cash position, the Fund may not participate to the extent it would have if the Fund had been more fully invested. To the extent that the Fund uses a money market fund for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market fund’s advisory fees and operational expenses.

The Fund may invest in any of the following securities and instruments:

Money Market Funds. The Fund may invest in money market funds in connection with its management of daily cash positions or as a temporary defensive measure. Generally, money market funds seek to earn income consistent with the preservation of capital and maintenance of liquidity. They primarily invest in high quality money market obligations, including securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, bank obligations and high-grade corporate instruments. These investments generally mature within 397 days from the date of purchase. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. The Fund’s investments in money market funds may be used for cash management purposes and to maintain liquidity in order to satisfy redemption requests or pay unanticipated expenses. The Fund limits its investments in securities issued by money market funds in accordance with the 1940 Act. Your cost of investing in the Fund will generally be higher than the cost of investing directly in the underlying money market fund shares. You will indirectly bear fees and expenses charged by the underlying money market funds in addition to the Fund’s direct fees and expenses. Furthermore, the use of this strategy could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you.

Bank Certificates of Deposit, Bankers’ Acceptances and Time Deposits. The Fund may acquire certificates of deposit, bankers’ acceptances and time deposits. Certificates of deposit are negotiable certificates issued against monies deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers’ acceptances acquired by the Fund will be dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.

Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans that may be made and interest rates that may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry.

As a result of federal and state laws and regulations, domestic banks are, among other things, required to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that the Fund may acquire.

In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under its investment objectives and policies stated above and in the Prospectus, the Fund may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Savings Association Obligations. The Fund may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.

Commercial Paper, Short-Term Notes and Other Corporate Obligations. The Fund may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

Commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by Standard & Poor’s Ratings Services (“S&P”), “Prime-1” or “Prime-2” by Moody’s Investors Service (“Moody’s”), or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Adviser to be of comparable quality.

Corporate obligations include bonds and notes issued by corporations to finance longer-term credit needs than supported by commercial paper. While such obligations generally have maturities of ten years or more, the Fund may purchase corporate obligations which have remaining maturities of one year or less from the date of purchase and which are rated “A” or higher by S&P or “A” or higher by Moody’s.

Repurchase Agreements. The Fund may enter into repurchase agreements. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the U.S. Government security itself. Such repurchase agreements will be made only with banks with assets of $500 million or more that are insured by the Federal Deposit Insurance Corporation or with Government securities dealers recognized by the Federal Reserve Board and registered as broker-dealers with the SEC or exempt from such registration. The Fund will generally enter into repurchase agreements of short durations, from overnight to one week, although the underlying securities generally have longer maturities. The Fund may not enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 15% of the value of the Fund’s net assets would be invested in illiquid securities including such repurchase agreements.

For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from the Fund to the seller of the U.S. Government security that is subject to the repurchase agreement. It is not clear whether a court would consider the U.S. Government security acquired by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the U.S. Government security before its repurchase under a repurchase agreement, the Fund could encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or a decline in price of the U.S. Government security. If a court characterizes the transaction as a loan and the Fund has not perfected a security interest in the U.S. Government security, the Fund may be required to return the security to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for the Fund, the Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the other party, in this case the seller of the U.S. Government security.

Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, the Fund will always receive as collateral for any repurchase agreement to which it is a party securities acceptable to the Adviser, the market value of which is equal to at least 100% of the amount invested by the Fund plus accrued interest, and the Fund will make payment against such securities only upon physical delivery or evidence of book entry transfer to the account of its Custodian. If the market value of the U.S. Government security subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the U.S. Government security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Fund could be unsuccessful in seeking to enforce on the seller a contractual obligation to deliver additional securities.

Other Investment Companies. The Fund may invest its assets in shares of other investment companies, which may include exchange traded funds (“ETFs”) and money market funds in addition to other mutual funds. An ETF, a type of investment company that trades like common stock on an exchange, usually represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. ETF investments may represent a significant portion of the Fund’s investment assets at any given point in time.

The Fund limits its investments in securities issued by other investment companies in accordance with the 1940 Act. This limitation may prevent the Fund from allocating its investments in the manner the Adviser considers optimal. Section 12(d)(1) of the 1940 Act precludes the Fund from acquiring: (i) more than 3% of the total outstanding shares of another investment company; (ii) shares of another investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) shares of another registered investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund. However, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d) (1) shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding shares of such investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not offered or sold, and is not proposing to offer or sell its shares through a principal underwriter or otherwise at a public or offering price that includes a sales load of more that 1.50%. Other rules and regulations, or exemptive orders granted to individual investment companies, may enable the Fund to invest in investment companies in excess of the limits set forth in Section 12(d)(1) of the 1940 Act.

If the Fund invests in investment companies, including ETFs, pursuant to Section 12(d)(1)(F), it must comply with the following voting restrictions: when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.

As a shareholder of another investment company, the Fund bears, along with other shareholders, a pro rata portion of the other investment company’s expenses, including advisory fees, and such fees and other expenses will be borne indirectly by the Fund’s shareholders. These expenses will be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. The Fund’s investment strategy of indirect investment through other investment companies is non-fundamental and may therefore be changed, without shareholder approval, to a strategy of direct investment as a means to achieve its investment objective.

As previously noted, the Fund may invest a significant portion of its assets in ETFs. An investment in an ETF generally presents the same primary risk as an investment in conventional mutual funds (i.e., one that is not exchange traded) that has the same investment objective, strategies and policies. The price of an ETF can fluctuate within a wide range, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF decrease. In addition, ETFs are subject to the following risks that do not apply to conventional mutual funds: (1) the market price of the ETF’s shares may trade at a discount to their net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. Additionally, ETFs have management fees, which increase their cost.

U.S. Government Obligations
The Fund may make short-term investments in U.S. Government obligations. Such obligations include Treasury bills, certificates of indebtedness, notes and bonds, and issuers of such obligations as the Government National Mortgage Association (“GNMA”). Of these obligations, only those of the GNMA and T-Bills are supported by the full faith and credit of the U.S. Treasury.

U.S. Agency Obligations
The Fund may make short-term investments in U.S. Agency obligations, such as the Export-Import Bank of the United States, Tennessee Valley Authority, Resolution Funding Corporation, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”), and the Student Loan Marketing Association. Some, such as those of the Export-Import Bank of United States, are supported only by the right of the issuer to borrow from the Treasury. Others, such as those of the FNMA, are supported by only the discretionary authority of the U.S. Government to purchase the agency’s obligations. Still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities because it is not obligated by law to do so.

Illiquid Securities
As a non-principal strategy, the Fund may invest up to 15% of its net assets in securities that are illiquid at the time of purchase, which means that there may be legal or contractual restrictions on their disposition, or that there are no readily available market quotations for such a security. Illiquid securities present the risk that the Fund may have difficulty valuing these holdings and/or may be unable to sell these holdings at the time or price desired. There are generally no restrictions on the Fund’s ability to invest in restricted securities (that is, securities that are not registered pursuant to the Securities Act of 1933, as amended (the “Securities Act”)), except to the extent such securities may be considered illiquid. Securities issued pursuant to Rule 144A of the Securities Act will be considered liquid if determined to be so under procedures adopted by the Board of Trustees. The Adviser is responsible for making the determination as to the liquidity of restricted securities (pursuant to the procedures adopted by the Board of Trustees). The Fund will determine a security to be illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days at the value at which the Fund has valued the security. Factors considered in determining whether a security is illiquid may include, but are not limited to: the frequency of trades and quotes for the security; the number of dealers willing to purchase and sell the security and the number of potential purchasers; the number of dealers who undertake to make a market in the security; the nature of the security, including whether it is registered or unregistered, and the market place; whether the security has been rated by a nationally recognized statistical rating organization (“NRSRO”); the period of time remaining until the maturity of a debt instrument or until the principal amount of a demand instrument can be recovered through demand; the nature of any restrictions on resale; and with respect to municipal lease obligations and certificates of participation, there is reasonable assurance that the obligation will remain liquid throughout the time the obligation is held and, if unrated, an analysis similar to that which would be performed by an NRSRO is performed. If a restricted security is determined to be liquid, it will not be included within the category of illiquid securities, which may not exceed 15% of the Fund’s net assets. Investing in Rule 144A securities could have the effect of increasing the level of the Fund’s illiquidity to the extent that the Fund, at a particular point in time may be unable to find qualified institutional buyers interested in purchasing the securities. The Fund is permitted to sell restricted securities to qualified institutional buyers.

Index Securities
The Fund may invest in Standard & Poor’s Depositary Receipts® (“SPDRs”). SPDRs represent ownership in the SPDR Trust Series 1, a unit investment trust that holds a portfolio of common stocks designed to track the price performance and dividend yield of the S&P 500 Index, and whose shares trade on the American Stock Exchange®. The value of SPDRs fluctuates in relation to changes in the value of the underlying portfolio of common stocks. The market price of SPDRs, however, may not be equivalent to the pro rata value of the S&P 500 Index. SPDRs are subject to the risks of an investment in a broadly based portfolio of common stocks.

Fundamental Investment Limitations
The Trust (on behalf of the Fund) has adopted the following restrictions as fundamental policies, which may not be changed without the favorable vote of the holders of a “majority,” as defined in the 1940 Act, of the outstanding voting securities of the Fund. Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” means the vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares of the Fund.

The Fund may not:

1.
issue senior securities, borrow money or pledge its assets, except that (i) the Fund may borrow from banks in amounts not exceeding one-third of its total assets (including the amount borrowed); and (ii) this restriction shall not prohibit the Fund from engaging in options transactions or short sales in accordance with its objectives and strategies;

2.	act as underwriter (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio);

3.	invest more than 25% of its net assets, calculated at the time of purchase and taken at market value, in securities of issuers in any one industry (other than U.S. Government securities);

4.
purchase or sell real estate unless acquired as a result of ownership of securities (although the Fund may purchase and sell securities which are secured by real estate and securities of companies that invest or deal in real estate);

5.
purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving currencies and futures contracts and options thereon or investing in securities or other instruments that are secured by physical commodities;

6.	make loans of money (except for the lending of its portfolio securities, purchases of debt securities consistent with the investment policies of the Fund and except for repurchase agreements); or

7.
as to 75% of its total assets, purchase the securities of any one issuer if, immediately after and as a result of such purchase, (a) the value of the Fund’s holdings in the securities of such issuer exceeds 5% of the value of the Fund’s total assets, or (b) the Fund owns more than 10% of the outstanding voting securities of the issuer (this restriction does not apply to investments in the securities of the U.S. Government, its agencies or instrumentalities or other investment companies).

The following lists the non-fundamental investment restrictions applicable to the Fund. These restrictions can be changed by the Board of Trustees, but the change will only be effective after notice is given to shareholders of the Fund.

The Fund may not:

1.	with respect to fundamental investment restriction 1 above, the Fund will not purchase portfolio securities while outstanding borrowings exceed 30% of its total assets; or

2.
invest more than 15% of the value of its net assets, computed at the time of investment, in illiquid securities. Illiquid securities are those securities without readily available market quotations, including repurchase agreements having a maturity of more than seven days. Illiquid securities may include restricted securities not determined by the Board of Trustees to be liquid, non-negotiable time deposits, over-the-counter options, and repurchase agreements providing for settlement in more than seven days after notice.

Except with respect to borrowing  and illiquid securities , if a percentage or rating restriction on investment or use of assets set forth herein or in the Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation.

The Covered Period
The Fund has a covered period (the “Covered Period”) that will run from the inception date of the Fund through the ten year anniversary of that date, or if that day is not a business day, the first business day thereafter (the “Special Redemption Date”). During the Covered Period, the Fund will seek capital appreciation through investments that correspond to the total return of the S&P 500 Index, while also seeking to preserve initial invested capital and provide a positive total return. The Fund will enter into custom designed Swap Agreements and Credit Default Swaps (see “The Special Redemption Feature and the Swap Agreements”, below) that, by their terms, are designed to ensure (the “Special Redemption Feature”) that the net asset value (the “NAV”) of the Fund will not be less than 150% of the NAV at the commencement of the Covered Period less all fees and expenses of the Fund, the periodic fixed payments in respect of the Special Redemption Feature (but not the dividend payments in respect thereof) and distributions paid as described in the Prospectus (the “Special Redemption Amount”). There is no Special Redemption Feature with respect to the NAV of the Fund at any time other than the Special Redemption Date. Shareholders may freely purchase or redeem shares during the Covered Period.

Example. The following example is based upon an investment made at the commencement of the Covered Period. If you invest at other times during the Covered Period, the NAV for Class A shares and your Special Redemption Amount may be higher or lower than the amounts shown and your returns may vary. The example bellows assumes you invested $10,526.32 in Class A shares of the Fund at the commencement of the Covered Period at a NAV of $10.00 per share. After deducting your sales load of 5.00%, $10,000 will be invested in Class A shares and you will have 1,000 shares in your account. Assume further that the NAV for Class A shares remains on average at $10.00 per share. For the purpose of this example, assume that the net annual operating expenses of the Fund for the Covered Period are 1.04% , brokerage commission expenses are 0.02%, applicable deductions in respect of the Special Redemption Feature at 1.16% , and that no distributions have been paid. To calculate your Special Redemption Amount, multiply the shares you own by 150% of the NAV and subtract the fees and operating expenses of the Fund and applicable deductions in respect of the Special Redemption Feature:

Initial value of shares you own	$10,000
150% of NAV per share of Class A shares	$15
Total before Fees and Expenses	$15,000
Less Fees and Operating Expenses	$1,040
Less Deductions in respect of the Special Redemption Feature	$1,180
Your Special Redemption Amount	$12,780

For certain shareholders, redemptions made may also be subject to a deferred sales charge, which is not covered by the Special Redemption Feature.

The Special Redemption Feature and the Swap Agreements
During the Covered Period, the Fund will seek to provide investors with capital appreciation associated with rising equity markets while providing capital preservation against a declining equity market. The Fund will enter into Swap Agreements that, by their terms, are designed to assure that on the Special Redemption Date the value of an investor’s account will be no less than the Special Redemption Amount. The Swap Agreements will remain in effect during the entire Covered Period, regardless of whether security markets rise or fall in value. Shareholders may freely purchase or redeem shares during the Covered Period at the Fund’s NAV per share, plus any applicable sales charge. The NAV of the Fund can fluctuate during the Covered Period. Although the Special Redemption Amount will be determined and payable only on the Special Redemption Date, the Fund’s daily NAV will be affected by the value of its portfolio and changes in the fair market value of the Swap Agreements that are reflected in the settlement payments made under those agreements (see description of the Swap Agreements below).

The Fund will seek capital appreciation through investments that follow the S&P 500 Index with no further capital preservation as an objective of the Fund following the close of the Covered Period.   Thereafter, and subject to approval of the Board of Trustees, the Fund may provide periodic distributions of capital at a minimum annual rate based on the NAV of the Fund on the Special Redemption Date.   The Fund’s NAV may fluctuate during the Covered Period as well as during the post-Covered Period.

The Swap Agreements

The Fund will enter into the Swap Agreements with one or more counterparties to implement the Special Redemption Feature. The Swap Agreements will fully hedge the Fund against a decline in the value of its investments below the Special Redemption Amount on the Special Redemption Date. In order to give effect to the Special Redemption Feature, the Swap Agreements will incorporate a European-style put exercisable on the Special Redemption Date with a strike price equal to the Special Redemption Amount.

The notional amount of the Swap Agreements will be based on the initial NAV of the Fund and will be increased or decreased daily to reflect net purchases or net redemptions of the Fund’s shares. In addition, changes in the fair market value of the Swap Agreements (in other words, the difference between the current fair value of the final payment obligations of the counterparties under the Swap Agreements on the Special Redemption Date and the present value of the fees payable by the Fund to such counterparties (the “Counterparties”)) will be adjusted and settled daily (subject to a minimum settlement threshold) through payments received/made by the Fund and the Counterparties, as the case may be. As a result, the Fund’s daily NAV per share will reflect the current economic value of the Special Redemption Feature, and the daily settlement requirement will minimize the risk of default on the Swap Agreements. The Counterparties will also be required to post a negotiated amount of initial capital to further reduce the risk of their default.

Amounts received by the Fund pursuant to the daily settlements of the Swap Agreements will be invested in cash equivalents and earn interest. When required, and to the extent permitted by applicable law, the Fund will borrow any funds necessary to effect its daily settlement obligations. To the extent that interest paid by the Fund is in excess of interest earned on amounts received under the Swap Agreements, the Fund will incur a net interest expense.

The Fund intends to enter into the Swap Agreements with the following Counterparties (or guaranteed affiliates thereof):

1.	Merrill Lynch & Co., Inc.
2.	Morgan Stanley & Co. Incorporated
3.	The Goldman Sachs Group, Inc.

In respect of the Swap Agreements, the Fund, as the purchaser under the Swap Agreements, will pay the Counterparties a fixed periodic fee, payable monthly or as agreed otherwise, equal to approximately 0.96% per annum of the Fund’s average net assets and will transfer all dividends that it receives with respect to its portfolio investments to the Counterparties (the current estimated dividend rate on all stocks comprising the S&P 500 Index is 1.93% per annum).

The Credit Default Swaps

The Fund will also enter into credit default swaps (the “CDS”) with Nomura International plc (the “CDS Counterparty”) in connection with the implementation of the Special Redemption Feature. The CDS is intended to fully protect the Fund against a default by one or more Counterparties with respect to their obligations under the Swap Agreements in the event the operation of the daily settlement and the posting of collateral are insufficient in this regard.

The notional amount of the CDS will be based on the maximum credit loss that could reasonably be expected to be incurred by the Fund (after taking into account daily settlements and credit support including any collateral posted) if a default by one or more of the Counterparties is followed by an unprecedented decline in the S&P 500 Index and the defaulting Counterparties have not been replaced.

In respect of the CDS, the Fund will pay the CDS Counterparty a fixed periodic fee, payable monthly or as agreed otherwise, equal to an annual rate of approximately 0.20% of the Fund’s average net assets.   The Fund may temporarily use exchange-traded derivatives to facilitate the adjustment of the notional amount of the CDS for daily flows of assets in and out of the Fund as the result of purchases and redemptions of the Fund’s shares.

Summary

The Fund will set aside and maintain liquid assets having a market value equal to its obligations under the Swap Agreements and CDS in separately segregated accounts at the Custodian. However, the Fund does not expect that its obligations in this regard will have any effect on its ability to achieve its investment objectives or execute its strategies because its obligations under the Swap Agreements and CDS will be settled daily if in excess of the minimum settlement threshold, and its investment portfolio will consist of highly liquid securities sufficient in amount to satisfy its obligations with respect to amounts less than the minimum settlement threshold.

From time to time, the Fund may enter into derivative transactions whose value is derived from changes in the volatility of the S&P 500 Index.  The Fund will enter into these transactions to hedge potential changes in the market value of the Swap Agreements stemming from a decline in volatility of the S&P 500 Index and in order to have the effect of reducing the economic cost of the Special Redemption Feature under those circumstances.  Solely for purposes of computing the Special Redemption Amount  and the economic cost of the Special Redemption Feature , net payments made or received under these transactions will be treated as positive or negative adjustments , respectively , to the fixed periodic fees paid to the Counterparties.

In summary, if you maintain your investment in the Fund through the Special Redemption Date, your Special Redemption Amount will be equal to:

•
the number of shares of a Class that you purchased (the amount that you paid for your shares minus any up-front sales charges divided by the NAV per share of that Class at which you purchased your shares);

times

•	150% of the NAV per share of your Class of shares at the inception of the Covered Period;

minus

•
all fees and operating expenses of the Fund (net of reimbursements made by the Adviser pursuant to the operating expense limitation agreement), the approximately 1.16% in fixed periodic payments in respect of the Special Redemption Feature since the inception of the Covered Period attributable to the number of shares of the Class you purchased and distributions, if any, made by the Fund since the inception of the Covered Period on the number of shares of the Class you purchased.

The Fund’s purpose during the Covered Period is to provide investors with exposure to the potential capital appreciation of equity markets while providing preservation of capital in the event of equity market declines in the form of the Special Redemption Amount. The final settlement on the Swap Agreements will take place on the Special Redemption Date after which the Swap Agreements will terminate. The terms of the Swap Agreements are designed to ensure that the value of a shareholder’s investment in the Fund upon their final settlement will be not less than the Special Redemption Amount with respect to each share of the Fund. By virtue of the operation of the Swap Agreements, the NAV of the Fund should decline less than the equity markets in “down” markets and appreciate less than the equity markets in “up” markets.

Management of the Fund

Board of Trustees
The management and affairs of the Fund are supervised by the Board of Trustees. The Board of Trustees consists of three individuals. The Trustees are fiduciaries for the Fund’s shareholders and are governed by the laws of the State of Delaware in this regard. The Board of Trustees establishes policies for the operation of the Fund and appoints the officers who conduct the daily business of the Fund. The Trustees and the officers of the Trust are listed below with their addresses, present positions with the Trust and principal occupations over at least the last five years.

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee *	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee
Independent Trustees
Dr. Michael D. Akers 615 E. Michigan St. Milwaukee, WI 53201 Age: 54	Trustee	Indefinite Term; Since August 22, 2001	1	Professor and Chair, Department of Accounting, Marquette University (2004-present); Associate Professor of Accounting, Marquette University (1996-2004).	Independent Trustee, USA MUTUALS (an open-end investment company with two portfolios).
Gary A. Drska 615 E. Michigan St. Milwaukee, WI 53202 Age: 52	Trustee	Indefinite Term; Since August 22, 2001	1	Captain, Midwest Airlines, Inc. (airline company) (2000-present); Director, Flight Standards & Training (July 1990-December 1999).	Independent Trustee, USA MUTUALS (an open-end investment company with two portfolios).

Interested Trustee and Officers
Joseph C. Neuberger* * 615 E. Michigan St. Milwaukee, WI 53202 Age: 47	Chair-person, President and Trustee	Indefinite Term; Since August 22, 2001	1	Executive Vice President, U.S. Bancorp Fund Services, LLC (1994-present).	Trustee, Buffalo Funds (an open-end investment company with ten portfolios); Trustee, USA MUTUALS (an open-end investment company with two portfolios).

John Buckel 615 E. Michigan St. Milwaukee, WI 53202 Age: 51	Vice President, Treasurer and Principal Accounting Officer	Indefinite Term, Since January 10, 2008 (Vice President) and since September 10, 2008 (Treasurer)	N/A	Mutual Fund Administration, U.S. Bancorp Fund Services, LLC (2004-Present); Mutual Fund Administration, United Missouri Bank (2000-2004)	N/A
Kristin M. Cuene 615 E. Michigan St. Milwaukee, WI 53202 Age: 40+	Chief Compliance Officer	Indefinite Term; Since January 23, 2009	N/A	Attorney, Compliance Officer, U.S. Bancorp Fund Services, LLC (2008-Present); Attorney, Investment Management, Quarles & Brady, LLP (2007-2008); Student, University of Pennsylvania (2004-2007).	N/A
Rachel A. Spearo 615 E. Michigan St. Milwaukee, WI 53202 Age: 29	Secretary	Indefinite Term; Since November 15, 2005	N/A	Counsel, U.S. Bancorp Fund Services, LLC (September 2004-present).	N/A
* The Trust is comprised of numerous portfolios managed by unaffiliated investment advisors.  The term “Fund Complex” applies only to the Fund.  The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment advisor with any other series.
* * Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an affiliated person of the Fund’s principal underwriter, Quasar Distributors, LLC (the “Distributor”).

Trustee Ownership of Fund Shares
As of the date of this SAI, no Trustee, including the Trustees who are not “interested” persons of the Fund, as that term is defined in the 1940 Act, beneficially owned shares of the Fund. Furthermore, neither the Trustees who are not “interested” persons of the Fund, nor members of their immediate family, own securities beneficially, or of record, in the Adviser, the Distributor or any of their affiliates. Accordingly, neither the Trustees who are not “interested” persons of the Fund nor members of their immediate family, have a direct or indirect interest, the value of which exceeds $120,000, in the Adviser, the Distributor or any of their affiliates.

Board Committees

Audit Committee. The Trust has an Audit Committee, which is comprised of the independent members of the Board of Trustees, Dr. Michael D. Akers and Mr. Gary A. Drska. The Audit Committee reviews financial statements and other audit-related matters for the Fund. The Audit Committee also holds discussions with management and with the Fund’s independent auditor concerning the scope of the audit and the auditor’s independence.

Nomination Committee. The Trust has a Nominating Committee, which is comprised of the independent members of the Board of Trustees, Dr. Michael D. Akers and Mr. Gary A. Drska.  The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for the position of trustee and meets only as necessary.

The Nominating Committee will consider nominees recommended by shareholders for vacancies on the Board of Trustees.  Recommendations for consideration by the Nominating Committee should be sent to the President of the Trust in writing together with the appropriate biographical information concerning each such proposed nominee, and such recommendation must comply with the notice provisions set forth in the Trust’s By-Laws.  In general, to comply with such procedures, such nominations, together with all required information, must be delivered to and received by the Secretary of the Trust at the principal executive office of the Trust not later than 60 days prior to the shareholder meeting at which any such nominee would be voted on. Shareholder recommendations for nominations to the Board of Trustees will be accepted on an ongoing basis and such recommendations will be kept on file for consideration when there is a vacancy on the Board of Trustees.  The Nominating Committee’s procedures with respect to reviewing shareholder nominations will be disclosed as required by applicable securities laws.

Valuation Committee. The Trust has a Valuation Committee. The Valuation Committee is responsible for the following: (1) monitoring the valuation of Fund securities and other investments; and (2) as required, when the Board of Trustees is not in session, determining the fair value of illiquid securities and other holdings after consideration of all relevant factors, which determinations are reported to the Board. The Valuation Committee is currently comprised of Mr. Neuberger , Mr. John Buckel and Ms. Jennifer Lima, who each serve as officers of the Trust. The Valuation Committee meets as necessary when a price is not readily available.

As the Fund is new, none of the Trust’s Committees have met with respect to the Fund.

Trustee Compensation
For their service as trustees, the independent trustees will receive a retainer fee of $15,000 per year, $1,000 per in-person board meeting and $500 per board meeting via telephone from the Trust for all funds contained in the Trust, as well as reimbursement for expenses incurred in connection with attendance at board meetings. Interested trustees do not receive any compensation for their service as trustees. Because the Fund has recently commenced operations, the following compensation figures represent estimates for the Trust’s current fiscal year ending November 30, 2008.

Name of Person/Position	Aggregate Compensation From the Fund[1]	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex[2] Paid to Trustees
Dr. Michael D. Akers, Trustee	$1,333	None	None	$10,000
Gary A. Drska, Trustee	$1,333	None	None	$10,000
Joseph C. Neuberger, Trustee	None	None	None	None

[1]	Estimated for the fiscal year ending November 30, 2009.

[2]
There are currently numerous other portfolios comprising the Trust. The term “Fund Complex” applies only to the Fund. For informational purposes, however, these figures represent payments from the entire Trust based on estimates for the current fiscal year ending November 30, 2009.

Investment Adviser
As stated in the Prospectus, investment advisory services are provided to the Fund by the Adviser, Structured Investment Management, Inc., 245 Park Avenue, 39th Floor, New York, NY 10167, pursuant to an Investment Advisory Agreement (the “Advisory Agreement”). As of the date of this SAI, Ramesh K. Menon was the beneficial owner of 67.25% of the voting stock of the Adviser.

After an initial two-year period, the Advisory Agreement will continue in effect from year to year only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund’s outstanding voting securities and by a majority of the trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement. The Advisory Agreement is terminable without penalty by the Trust on behalf of the Fund  upon 60 days’ written notice when authorized either by a majority vote of the Fund’s shareholders or by a vote of a majority of the Board of Trustees, or by the Adviser  upon 60 days’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Advisory Agreement provides that the Adviser under such agreement shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

In consideration of the services provided by the Adviser pursuant to the Advisory Agreement, the Adviser is entitled to receive from the Fund an investment advisory fee computed daily and paid monthly, based on an annual rate equal to 0.55% of the Fund’s average daily net assets as specified in the Prospectus. However, the Adviser may voluntarily agree to waive a portion of the fees payable to it on a month-to-month basis, including additional fees above and beyond any contractual agreement the Adviser may have to waive fees and/or reimburse Fund expenses.

Fund Expenses. The Fund is responsible for its own operating expenses. The Adviser has agreed to reduce fees payable to it by the Fund and/or to pay Fund operating expenses to the extent necessary to limit the Fund’s aggregate annual operating expenses (excluding interest and tax expenses) to the limit set forth in the “Expense Table” of the Prospectus. Any such reductions made by the Adviser in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Adviser, if so requested by the Adviser, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Adviser is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years from the date the expense was incurred. Any such reimbursement is also contingent upon the Board of Trustees’ subsequent review and ratification of the reimbursed amounts. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.

Portfolio Manager
As stated in the Prospectus, Ramesh K. Menon is the Portfolio Manager for the Fund and is primarily responsible for the day-to-day management of the Fund’s portfolio (the “Portfolio Manager”).

As of the date of this SAI, Mr. Menon did not manage any registered investment companies, pooled investment vehicles or accounts, other than the Fund.

As the Fund was not operational prior to the date of this SAI, the Portfolio Manager does not own any securities in the Fund.

As of the date of this SAI, Mr. Menon is the majority owner of the Adviser, and does not receive any type of compensation as the Fund’s Portfolio Manager.

Service Providers
Pursuant to an Administration Agreement (the “Administration Agreement”), U.S. Bancorp Fund Services, LLC, (“USBFS”) 615 East Michigan Street, Milwaukee, Wisconsin 53202 (the “Administrator”), acts as administrator for the Fund. The Administrator provides certain administrative services to the Fund, including, among other responsibilities: coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund’s independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust and the Fund with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including NAV and yield; responding to shareholder inquiries and arranging for the maintenance of books and records of the Fund; and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. In this capacity, the Administrator does not have any responsibility or authority for the management of the Fund, the determination of investment policy or for any matter pertaining to the distribution of Fund shares. Pursuant to the Administration Agreement, for its services, the Administrator receives from the Fund 0.12% of average net assets on the first $50 million of Fund assets, 0.10% of average net assets on the next $150 million and 0.05% on the balance, all subject to an annual minimum fee of $30,000. The Administrator also acts as fund accountant, transfer agent and dividend disbursing agent under separate agreements.

U.S. Bank, N.A., an affiliate of U.S. Bancorp Fund Services, LLC (the “Custodian”), is the custodian of the assets of the Fund pursuant to a custody agreement between the Custodian and the Trust, whereby the Custodian charges fees on a transactional basis plus out-of-pocket expenses. The Custodian’s address is 1555 N. RiverCenter Drive, Suite 302, Milwaukee, WI 53212. The Custodian does not participate in decisions relating to the purchase and sale of securities by the Fund. The Custodian and its affiliates may participate in revenue sharing arrangements with the service providers of mutual funds in which the Fund may invest.

Legal Counsel
Godfrey & Kahn, S.C., 780 North Water Street, Milwaukee, WI 53202 serves as counsel to the Fund.

Independent Registered Public Accounting Firm
Deloitte & Touche, LLP, 555 East Wells Street, Suite 1400, Milwaukee, WI 53202 serves as the independent registered public accounting firm of the Fund.

License Agreement
S&P and the Adviser have entered into a non-exclusive license agreement providing for the license to the Adviser, in exchange for a fee, of the right to use the S&P 500 as a component of certain financial products including the Fund.

The license agreement between S&P and the Adviser provides that the following language must be stated in this prospectus.

The Fund is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Index to track general stock market performance. S&P’s only relationship to the Adviser is the licensing of certain trademarks and trade names of S&P and of the Index which is determined, composed and calculated by S&P without regard to the Adviser or the Fund. S&P has no obligation to take the needs of the Adviser or the shareholders of the Fund into consideration in determining, composing or calculating the Index. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

S&P does not guarantee the accuracy and/or the completeness of the Index or any data included therein and S&P shall have no liability for any errors, omissions or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the Fund, holders of the shares, or any other person or entity from the use of the Index or any data included therein. S&P makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect or consequential damage (including lost profits), even if notified of the possibility of such damages.

Information in this prospectus regarding the Index, including its make-up, method of calculation and changes in its components, is derived from publicly available information prepared by S&P. The Fund does not assume any responsibility for the accuracy or completeness of such information.

Distribution of Fund Shares
The Trust has entered into a Distribution Agreement (the “Distribution Agreement”) with Quasar Distributors, LLC, 615 E. Michigan Street, Milwaukee, WI 53202 (the “Distributor”), pursuant to which the Distributor acts as the Fund’s principal underwriter, provides certain administration services and promotes and arranges for the sale of the Fund’s shares. The offering of the Fund’s shares is continuous. The Distributor, the Administrator, and the Custodian are affiliated companies. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

The Distribution Agreement has an initial term of up to two years and will continue in effect only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund’s outstanding voting securities and, in either case, by a majority of the trustees who are not parties to the Distribution Agreement or “interested persons” (as defined in the 1940 Act) of any such party. The Distribution Agreement is terminable without penalty by the Trust on behalf of the Fund on 60 days’ written notice when authorized either by a majority vote of the Fund’s shareholders or by vote of a majority of the Board of Trustees, including a majority of the trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust, or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

12b-1 Distribution Plan
As noted in the Prospectus, the Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the “Distribution Plan”) on behalf of the Fund. Under the Distribution Plan, the Fund pays a fee to the Distributor for distribution services (the “Distribution Fee”) for Class A shares at an annual rate of 0.25% of the Fund’s average daily net assets, and for the Class B shares and Class C shares at an annual rate of 1.00%. The Class B and Class C fees represent a 0.75% 12b-1 distribution fee and a 0.25% shareholder servicing fee. The Distribution Plan provides that the Distributor may use all or any portion of such Distribution Fee to finance any activity that is principally intended to result in the sale of Fund shares, subject to the terms of the Distribution Plan, or to provide certain shareholder services.

The Distribution Fee is payable to the Distributor regardless of the distribution-related expenses actually incurred. Because the Distribution Fee is not directly tied to expenses, the amount of distribution fees paid by the Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan. For this reason, this type of distribution fee arrangement is characterized by the staff of the SEC as a “compensation” plan.

The Distributor may use the Distribution Fee to pay for services covered by the Distribution Plan including, but not limited to, advertising, compensating underwriters, dealers and selling personnel engaged in the distribution of Fund shares, the printing and mailing of prospectuses, statements of additional information and reports to other than current Fund shareholders, the printing and mailing of sales literature pertaining to the Fund, and obtaining whatever information, analyses and reports with respect to marketing and promotional activities that the Fund may, from time to time, deem advisable.

The Distribution Plan provides that it will continue from year to year upon approval by the majority vote of the Board of Trustees, including a majority of the trustees who are not “interested persons” of the Fund, as defined in the 1940 Act, and who have no direct or indirect financial interest in the operations of the Distribution Plan or in any agreement related to such plan (the “Qualified Trustees”), as required by the 1940 Act, currently cast in person at a meeting called for that purpose. It is also required that the trustees who are not “interested persons” of the Fund, select and nominate all other trustees who are not “interested persons” of the Fund. The Distribution Plan and any related agreements may not be amended to materially increase the amounts to be spent for distribution expenses without approval of shareholders holding a majority of the Fund’s shares outstanding. All material amendments to the Distribution Plan or any related agreements must be approved by a vote of a majority of the Board of Trustees and the Qualified Trustees, cast in person at a meeting called for the purpose of voting on any such amendment.

The Distribution Plan requires that the Distributor provide to the Board of Trustees, at least quarterly, a written report on the amounts and purpose of any payment made under the Distribution Plan. The Distributor is also required to furnish the Board of Trustees with such other information as may reasonably be requested in order to enable the Board of Trustees to make an informed determination of whether the Distribution Plan should be continued. With the exception of the Adviser, no “interested person” of the Fund, as defined in the 1940 Act, and no Qualified Trustee of the Fund has or had a direct or indirect financial interest in the Distribution Plan or any related agreement.

As noted above, the Distribution Plan provides for the ability to use Fund assets to pay financial intermediaries (including those that sponsor mutual fund supermarkets), plan administrators and other service providers to finance any activity that is principally intended to result in the sale of Fund shares (distribution services). The payments made by the Fund to these financial intermediaries are based primarily on the dollar amount of assets invested in the Fund through the financial intermediaries. These financial intermediaries may pay a portion of the payments that they receive from the Fund to their investment professionals. In addition to the ongoing asset-based fees paid to these financial intermediaries under the Fund’s Distribution Plan, the Fund may, from time to time, make payments under the Distribution Plan that help defray the expenses incurred by these intermediaries for conducting training and educational meetings about various aspects of the Fund for their employees. In addition, the Fund may make payments under the Distribution Plan for exhibition space and otherwise help defray the expenses these financial intermediaries incur in hosting client seminars where the Fund is discussed.

To the extent these asset-based fees and other payments made under the Distribution Plan to these financial intermediaries for the distribution services they provide to the Fund’s shareholders exceed the Distribution Fees available, these payments are made by the Adviser from its own resources, which may include its profits from the advisory fee it receives from the Fund. In addition, the Fund may participate in various “fund supermarkets” in which a mutual fund supermarket sponsor (usually a broker-dealer) offers many mutual funds to the sponsor’s customers without charging the customers a sales charge. In connection with its participation in such platforms, the Adviser may use all or a portion of the Distribution Fee to pay one or more supermarket sponsors a negotiated fee for distributing the Fund’s shares. In addition, in its discretion, the Adviser may pay additional fees to such intermediaries from its own assets.

Portfolio Transactions and Brokerage
Pursuant to the Advisory Agreement, the Adviser determines which securities are to be purchased and sold by the Fund and which broker-dealers are eligible to execute the Fund’s portfolio transactions. Purchases and sales of securities in the OTC market will generally be executed directly with a “market-maker” unless, in the opinion of the Adviser, a better price and execution can otherwise be obtained by using a broker for the transaction.

Purchases of portfolio securities for the Fund will be effected through broker-dealers (including banks) that specialize in the types of securities that the Fund will be holding, unless better executions are available elsewhere. Dealers usually act as principal for their own accounts. Purchases from dealers will include a spread between the bid and the asked price. If the execution and price offered by more than one dealer are comparable, the order may be allocated to a dealer that has provided research or other services as discussed below.

In placing portfolio transactions, the Adviser will use reasonable efforts to choose broker-dealers capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm’s risk in positioning a block of securities and other factors. In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers that furnish or supply research and statistical information to the Adviser that it may lawfully and appropriately use in its investment advisory capacities, as well as provide other brokerage services in addition to execution services. The Adviser considers such information, which is in addition to and not in lieu of the services required to be performed by it under its Advisory Agreement with the Fund, to be useful in varying degrees, but of indeterminable value. Portfolio transactions may be placed with broker-dealers who sell shares of the Fund subject to rules adopted by FINRA and the SEC.

While it is the Fund’s general policy to first seek to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the Fund, weight is also given to the ability of a broker-dealer to furnish brokerage and research services to the Fund or to the Adviser, even if the specific services are not directly useful to the Fund and may be useful to the Adviser in advising other clients. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Adviser to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer. The standard of reasonableness is to be measured in light of the Adviser’s overall responsibilities to the Fund.

Investment decisions for the Fund are made independently from those of other client accounts. Nevertheless, it is possible that at times identical securities will be acceptable for both the Fund and one or more of such client accounts. In such event, the position of the Fund and such client account(s) in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary. However, to the extent any of these client accounts seek to acquire the same security as the Fund at the same time, the Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, the Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time. If one or more of such client accounts simultaneously purchases or sells the same security that the Fund is purchasing or selling, each day’s transactions in such security will be allocated between the Fund and all such client accounts in a manner deemed equitable by the Adviser, taking into account the respective sizes of the accounts and the amount being purchased or sold. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Fund is concerned. In other cases, however, it is believed that the ability of the Fund to participate in volume transactions may produce better executions for the Fund. Notwithstanding the above, the Adviser may execute buy and sell orders for accounts and take action in performance of its duties with respect to any of its accounts that may differ from actions taken with respect to another account, so long as the Adviser shall, to the extent practical, allocate investment opportunities to accounts, including the Fund, over a period of time on a fair and equitable basis and in accordance with applicable law.

The Trust is required to identify any securities of its “regular brokers or dealers” that the Fund has acquired during its most recent fiscal year. Since the Fund is new, no such securities had been acquired by the Fund as of the date of the SAI, and there are no brokerage commissions to report.

Portfolio Turnover
Although the Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Adviser, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in the Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to above-average transaction costs and could generate capital gains that must be distributed to shareholders as short-term capital gains taxed at ordinary income rates (up to 35%).

Code of Ethics
The Fund, the Adviser and the Distributor have each adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes permit, subject to certain conditions, personnel of the Adviser and Distributor to invest in securities that may be purchased or held by the Fund.

Proxy Voting Procedures
The Board of Trustees has adopted proxy voting policies and procedures (“Proxy Policies”) wherein the Trust has delegated to the Adviser the responsibility for voting proxies relating to portfolio securities held by the Fund as part of its investment advisory services, subject to the supervision and oversight of the Board. The Adviser has also adopted the Proxy Policies, which are attached as Appendix A to this SAI. Notwithstanding this delegation of responsibilities, however, the Fund retains the right to vote proxies relating to its portfolio securities. The fundamental purpose of the Proxy Policies is to ensure that each vote will be in a manner that reflects the best interest of the Fund and its shareholders, taking into account the value of the Fund’s investments.

The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 will be available without charge, upon request, by calling toll-free, (888) 887-2386 or by accessing the SEC’s website at www.sec.gov.

Anti-Money Laundering Compliance Program
The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Distributor and the Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a complete and thorough review of all new account applications. The Fund will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Fund may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Fund may be required to transfer the account or proceeds of the account to a governmental agency.

Portfolio Holdings Information
The Trust on behalf of the Fund has adopted portfolio holdings disclosure policies (“Portfolio Holdings Policies”) that govern the timing and circumstances of disclosure of portfolio holdings of the Fund. The Adviser has also adopted the Portfolio Holdings Policies. Information about the Fund’s portfolio holdings will not be distributed to any third party except in accordance with these Portfolio Holdings Policies. The Adviser and the Board of Trustees considered the circumstances under which the Fund’s portfolio holdings may be disclosed under the Portfolio Holdings Policies. The Adviser and the Board of Trustees also considered actual and potential material conflicts that could arise in such circumstances between the interests of the Fund’s shareholders and the interests of the Adviser, Distributor, or any other affiliated person of the Fund. After due consideration, the Adviser and the Board of Trustees determined that the Fund has a legitimate business purpose for disclosing portfolio holdings to persons described in the Portfolio Holdings Policies. The Board of Trustees also authorized the Adviser or appointed officers to consider and authorize dissemination of portfolio holdings information to additional parties, after considering the best interests of the shareholders and potential conflicts of interest in making such disclosures.

The Board of Trustees exercises continuing oversight of the disclosure of the Fund’s portfolio holdings by (1) overseeing the implementation and enforcement of the Portfolio Holdings Policies, codes of ethics and other relevant policies of the Fund and its service providers by the Trust’s Chief Compliance Officer (the “CCO”), (2) by considering reports and recommendations by the CCO concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act), and (3) by considering the approval of any amendment to these Portfolio Holdings Policies. The Board of Trustees reserves the right to amend the Portfolio Holdings Policies at any time without prior notice in its sole discretion.

Disclosure of the Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter, in the annual and semi-annual reports to Fund shareholders, and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the  IDEA database on the SEC’s website at www.sec.gov.

The Adviser may not receive compensation in connection with the disclosure of information about the Fund’s portfolio securities. In the event of a conflict between the interests of the Fund and the interests of the Adviser or an affiliated person of the Adviser, the Chief Compliance Officer of the Adviser, in consultation with the Trust’s CCO, shall make a determination in the best interests of the Fund, and shall report such determination to the Board of Trustees at the end of the quarter in which such determination was made. Any employee of the Adviser who suspects a breach of this obligation must report the matter immediately to the Adviser’s Chief Compliance Officer or to his or her supervisor.

In addition, material non-public holdings information may be provided without lag as part of the normal investment activities of the Fund to each of the following entities which, by explicit agreement or by virtue of their respective duties to the Fund, are required to maintain the confidentiality of the information disclosed: the Administrator, the Fund’s accountant, the Custodian, the Transfer Agent, the Fund’s independent  registered public accounting firm , counsel to the Fund or the trustees (current parties are identified in this SAI), broker-dealers (in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities), the Guarantor, and regulatory authorities. Portfolio holdings information not publicly available with the SEC may only be provided to additional third parties, in accordance with the Portfolio Holdings Policies, when the Fund has a legitimate business purpose, and the third party recipient is subject to a confidentiality agreement. Portfolio holdings information posted on the Fund’s website may be separately provided to any person, including rating and ranking organizations such as Lipper and Morningstar, at the same time that it is filed with the SEC or after it is first published on the Fund’s website. Portfolio holdings disclosure may be approved under the Portfolio Holdings Policies by the Trust’s CCO, Treasurer or President.

In no event shall the Adviser, its affiliates or employees, or the Fund receive any direct or indirect compensation in connection with the disclosure of information about the Fund’s portfolio holdings.

There can be no assurance that the Portfolio Holdings Policies and these procedures will protect the Fund from potential misuse of that information by individuals or entities to which it is disclosed.

Determination of Net Asset Value
The NAV of the Fund’s shares will fluctuate and is determined as of the opening of trading on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m., Eastern time) each business day. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that it will not be open on the following days: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the NYSE may close on days not included in that announcement.

The NAV per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received and the surrender value of the Policy, if positive) minus all liabilities (including accrued expenses and the surrender value of the Policy, if negative) by the total number of shares in the Fund outstanding at such time.

Net Assets-Net Liabilities	=	Net Asset Value Per Share
Shares Outstanding

Generally, the Fund’s investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Adviser and the Trust’s Valuation Committee pursuant to procedures approved by or under the direction of the Board of Trustees.

The Fund’s securities, including depositary receipts, which are traded on securities exchanges are valued at the opening price on the exchange on which such securities are traded, as of the commencement of business on the day the securities are being valued or, lacking any reported sales, at the mean between the first available bid and asked price.

Securities that are traded on more than one exchange are valued on the exchange determined by the Adviser to be the primary market. Securities primarily traded on the NASDAQ Stock Market (“NASDAQ”) shall be valued using the opening price. If the opening price is not available, such securities shall be valued at the first sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. OTC securities that are not traded on NASDAQ shall be valued at the most recent trade price.

Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. Short-term debt obligations with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”).  NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace.  Specifically, composite pricing looks at the last trades on the exchanges where the options are traded.  If there are no trades for the option on a given business day composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

All other assets of the Fund are valued in such manner as the Board of Trustees in good faith deems appropriate to reflect their fair value.

Purchase and Redemption of Fund Shares
Detailed information on the purchase and redemption of shares is included in the Prospectus.

Sales Charges on Class A Shares. If you purchase Class A shares of the Fund you will pay an initial sales charge of 5.00% when you invest unless you qualify for a reduction or waiver of the sales charge.    A contingent deferred sales charge (“CDSC”) of 0.50% will be assessed on purchases of Class A shares in amounts of $1 million or more that are redeemed within one year of purchase.

The sales charge for Class A shares of the Fund is calculated as follows:

When you invest this amount	% of offering price	% of net	Broker/Dealer commission as a % of offering price
$0-$24,999.99*	5.00%	5.26%	4.50%
$25,000-$49,999.99	4.25%	4.44%	3.83%
$50,000-$99,999.99	3.75%	3.90%	3.38%
$100,000-$249,999.99	3.25%	3.36%	2.93%
$250,000-$499,999.99	2.75%	2.83%	2.48%
$500,000-$999,999.99	2.00%	2.04%	1.80%
$1,000,000 or more**	0.00%	0.00%	Up to 0.50%
* The minimum initial investment for Class A shares of the Fund is $1,000. Subsequent investments in Class A shares must be $100 or more.
** A finder’s fee of up to 0.50% may be paid directly or indirectly by the Adviser to the dealer on investments of $1,000,000 or more.

Class A Sales Charge Reductions and Waivers

Rights of Accumulation. You may combine your current purchase of Class A shares of the Fund with other existing shares of the same class currently owned for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable sales charge for the new purchase is based on the total of your current purchase and the current NAV of all other shares of the same class that you own at the financial institutions at which you are making the current purchase. You may not aggregate shares held at different financial institutions. If the current purchase is made directly through the Transfer Agent, only those shares held directly at the Transfer Agent may apply toward the right of accumulation. You may aggregate shares of the same class that you own, and that are currently owned by family members including spouses, minor children or parents. Shares held in the name of a nominee or custodian under pension, profit sharing or employee benefit plans may not be combined with other shares to qualify for the right of accumulation. You must notify the Transfer Agent or your financial institution in writing about other accounts whose purchases should be considered and applied for rights of accumulation.   The Fund reserves the right to modify or terminate this right at any time.

Reinstatement Privilege. If you redeem Class A shares of the Fund, and within 60 days purchase and register new shares of the same class, you will not pay a sales charge on the new purchase amount. The amount eligible for this privilege may not exceed the amount of your redemption proceeds. To exercise this privilege, contact your financial intermediary.

Letter of Intent. By signing a Letter of Intent (“LOI”) you can reduce your Class A sales charge. Your individual purchases will be made at the applicable sales charge based on the amount you intend to invest over a 13-month period. The LOI will apply to all purchases of Class A shares. Any shares of the same class purchased within 90 days of the date you sign the LOI may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date. Purchases resulting from the reinvestment of net investment income and capital gains do not apply toward fulfillment of the LOI. Shares equal to 5.00% of the amount of the LOI for Class A shares will be held in escrow during the 13-month period. If, at the end of that time the total amount of purchases made is less than the amount intended, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual purchases had the LOI not been in effect. This amount will be obtained from redemption of the escrowed shares. Any remaining escrow shares will be released to you.

Class A Initial Sales Charge Waivers. The initial sales charge for Class A shares may be waived under certain circumstances for some investors or for certain payments. You will not have to pay an initial sales charge on purchases of Class A shares if:

•	you are an affiliate of the Adviser or any of its or the Fund’s officers, directors, employees or retirees;

•	you are a registered representative of any broker-dealer authorized to sell Fund shares, subject to the internal policies and procedures of the broker-dealer;

•
you are a member of the immediate families of any of the foregoing (i.e., parent, child, spouse, domestic partner, sibling, step or adopted relationships, grandparent, grandchild and UTMA/UGMA accounts naming qualifying persons);

•	you are a fee-based registered investment adviser, financial planner, bank trust department or registered broker-dealer who is purchasing shares on behalf of your customers;

•
shares are purchased for a retirement (not including IRA accounts) or deferred compensation plan and the trusts used to fund such plan (including, but not limited to, those defined in Sections 401(k) of the Internal Revenue Code and “rabbi trusts”), for which an affiliate of the Adviser acts as trustee or administrator;

•	shares are purchased for a 401(k) plan, or a profit sharing and pension plan, that invest $1 million or more or has more than 100 participants; or

•	shares are purchased by reinvesting distributions.

Application of Sales Charge Reductions and Waivers. To receive any of the reductions or waivers of sales charges described above, you must let your financial institution or shareholder services representative know at the time you purchase shares that you qualify for such a reduction. You may be asked by your financial adviser or shareholder services representative to provide account statements or other information regarding your related accounts or related accounts of your immediate family in order to verify your eligibility for a reduced sales charge. Your investment professional or financial institution must notify the Fund if your share purchase is eligible for the sales charge waiver.

Sales Charges on Class B Shares

There is no initial sales charge on Class B shares. However, a CDSC will be assessed on Class B shares redeemed within six years of purchase. The rate of the CDSC (5.00% for the first year) on Class B shares decreases as the number of years since your purchase increases as set forth below.

Year after Purchase	1 Year	2 Years	3 Years	4 Years	5 Years	6 Years
CDSC	5.00%	4.15%	3.30%	2.45%	1.60%	0.75%

After eight years, Class B shares automatically convert into Class A shares. Shares issued on reinvestment of distributions will convert to Class A shares in the same proportion as the number of Class B shares converting is to total Class B shares you own.

Sales Charges on Class C Shares

If you purchase Class C shares of the Fund you will pay an initial sales charge of 1.00% when you invest. A CDSC of 1.00% will be asessed on Class C shares redeemed within one year of purchase.

More About CDSCs

The CDSC on Class A, Class B and Class C shares is based on the current market value of the shares being sold or their NAV when purchased, whichever is less.  To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.  If there are not enough of these shares to meet your request, we will sell the shares in the order that they were purchased.

The CDSC is not charged on:

•	shares purchased by employees of the Adviser;

•	shares purchased by reinvesting your distributions of short- or long-term capital gains;

•	shares held for more than one year after purchase for Class A and Class C shares, and shares held for more than six years for Class B shares;

•	redemptions made following death or disability of a shareholder (as defined by the IRS); and

•	certain distributions from a retirement plan.

Class D Shares

Class D shares may be purchased without the imposition of any sales charges. Class D shares are offered primarily to institutions, such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals. Class D shares may also be offered through certain financial institutions that charge their customers transaction or other distribution or service fees with respect to their customers’ investments in the Fund. Pension and profit sharing plans, employee trusts and employee benefit plan alliances and “wrap account” or “managed fund” programs established with broker-dealers or financial institutions that maintain an omnibus or pooled account for the Fund and do not require the Fund or the Adviser to pay a fee greater than 0.25% generally may purchase Class D shares, subject to investment minimums.

Purchase of Shares
Shares of the Fund are sold in a continuous offering and may be purchased on any business day through authorized investment dealers, as described in the Prospectus, or directly from the Fund. The Fund may authorize one or more brokers to accept purchase orders on a shareholder’s behalf. Brokers are authorized to designate intermediaries to accept orders on the Fund’s behalf. An order is deemed to be received when an authorized broker or agent accepts the order.

Orders received by dealers other than authorized brokers or agents by the opening of trading on the NYSE on a business day that are transmitted to the Fund by 4:00 p.m., Eastern time, on that day will be effected at the NAV per share determined as of the opening of trading on the NYSE on that day, plus any applicable sales charges. Otherwise, the orders will be processed at the next determined price. It is the dealer’s responsibility to transmit orders so that they will be received by the Fund before 4:00 p.m., Eastern time.

Redemption of Shares
To redeem shares, shareholders may send a written request in “good order” to:

S&P 500® Capital Appreciation Fund
(Providing for Special Redemption Feature in 2018)
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
(888) 887-2386

A redemption request will be deemed in “good order” if it includes:

• the shareholder’s name;
• the name of the Fund;
• the account number;
• the share or dollar amount to be redeemed; and
• signatures by all shareholders on the account (with signature(s) guaranteed if applicable).

Redemption proceeds will be sent to the address of record. If the redemption proceeds are requested to be sent to an address other than the address of record, or if the address of record has been changed within 15 days of the redemption request, the request must be in writing with your signature guaranteed. Signature guarantees can be obtained from banks and securities dealers, but not from a notary public. The Fund will not be responsible for interest lost on redemption amounts due to lost or misdirected mail.

A signature guarantee of each owner is required in the following situations:

•	if ownership is changed on your account;
•	when redemption proceeds are payable or sent to any person, address or bank account not on record;
•	written requests to wire redemption proceeds (if not previously authorized on the account);
•	if a change of address request was received by the Transfer Agent within the last 15 days;

•	for all written redemptions in excess of $100,000 from any shareholder account; or
•	when establishing or modifying certain services on an account.

The Fund does not accept signatures authenticated by a notary public.

The Fund and the Transfer Agent have adopted standards for accepting signature guarantees from the banks and securities dealers. The Fund may elect in the future to limit eligible signature guarantors to institutions that are members of a signature guarantee program. The Fund and the Transfer Agent reserve the right to amend these standards at any time without notice.

Redemption in-Kind
The Fund does not intend to redeem shares in any form except cash. The Trust, however, has filed a notice of election under Rule 18f-1 of the 1940 Act that allows the Fund to redeem in-kind redemption requests of a certain amount. Specifically, if the amount you are redeeming during any 90-day period is in excess of the lesser of $250,000 or 1% of the net assets of the class of shares of the Fund being redeemed, valued at the beginning of such period, the Fund has the right to redeem your shares by giving you the amount that exceeds $250,000 or 1% of the net assets of the class of the Fund being redeemed in securities instead of cash. If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash, and will bear any market risks associated with such securities until they are converted into cash.

Tax Matters
Each series of the Trust is treated as a separate entity for federal income tax purposes. The Fund, as a series of the Trust, intends to qualify and elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 as amended (the “Code”), provided its complies with all applicable requirements regarding the source of its income, diversification of its assets and timing of distributions. The Fund’s policy is to distribute to its shareholders all of its net investment company taxable income and any net realized long-term capital gains for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Fund will not be subject to any federal income or excise taxes based on net income. However, the Fund can give no assurances that its anticipated distributions will be sufficient to eliminate all taxes. If the Fund does not qualify as a regulated investment company, it would be taxed as a corporation and, in such case, it would be more beneficial for a shareholder to directly own the Fund’s underlying investments rather than though the Fund. If the Fund fails to distribute (or be deemed to have distributed) by December 31 of each calendar year (i) at least 98% of its ordinary income for such year, (ii) at least 98% of the excess of its realized capital gains over its realized capital losses for the 12-month period ending on October 31 during such year and (iii) any amounts from the prior calendar year that were not distributed and on which the Fund paid no federal income tax, the Fund will be subject to a 4% excise tax.

Net investment income generally consists of interest, dividends and short-term capital gains, less expenses. Net realized capital gains for a fiscal period are computed by taking into account any capital loss carryforward of the Fund.

Distributions of net investment income are taxable to shareholders as ordinary income. For individual shareholders, a portion of the distributions paid by the Fund may consist of qualified dividends eligible for taxation at the rate applicable to long-term capital gains to the extent the Fund designates the amount distributed as a qualified dividend and the shareholder meets certain holding period requirements with respect to his or her Fund shares. In the case of corporate shareholders, a portion of the distributions may qualify for the intercorporate dividends-received deduction to the extent the Fund designates the amount distributed as eligible for deduction and the shareholder meets certain holding period requirements with respect to its Fund shares. The aggregate amount so designated to either individuals or corporate shareholders cannot, however, exceed the aggregate amount of such dividends received by the Fund for its taxable year. In view of the Fund’s investment policies, it is expected that part of the distributions by the Fund may be eligible for qualified dividend income treatment for individual shareholders and the dividends-received deduction for corporate shareholders.

Any long-term capital gain distributions are taxable to shareholder as long-term capital gains regardless of the length of time shares have been held. Capital gains distributions are not eligible for the qualified dividend income treatment or the dividends-received deduction referred to in the previous paragraph.

Distributions of any net investment income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Shareholders who choose to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the NAV of a share on the reinvestment date. Distributions are generally taxable when received. However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable as if received on December 31. Distributions are includable in alternative minimum taxable income in computing a shareholder’s liability for the alternative minimum tax.

A redemption or exchange of Fund shares may result in recognition of a taxable gain or loss. Any loss realized upon a redemption or exchange of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains received on those shares. Any loss realized upon a redemption or exchange may be disallowed under certain wash sale rules to the extent shares of the Fund are purchased (through reinvestment of distributions or otherwise) within 30 days before or after the redemption or exchange.

Except in the case of certain exempt shareholders, if a shareholder does not furnish the Fund with its correct Taxpayer Identification Number and certain certifications or the Fund receives notification from the Internal Revenue Service requiring back-up withholding, the Fund is required by federal law to withhold federal income tax from the shareholder’s distributions and redemption proceeds at a rate of 28% for U.S. residents. Generally, tax-exempt dividends are not subject to back-up withholding.

Foreign taxpayers (including nonresident aliens) are generally subject to a flat withholding rate of 30% on U.S. source income. This withholding rate may be lower under the terms of a tax convention.

This discussion and the related discussion in the Prospectus have been prepared by Fund management, and counsel to the Fund has expressed no opinion in respect thereof.

This section is not intended to be a full discussion of Federal tax laws and the effect of such laws on you. There may be other federal, state, foreign or local tax considerations to a particular investor. You are urged to consult your own tax adviser.

Distributions
The Fund will receive income in the form of dividends and interest earned on its investments in securities. This income, less the expenses incurred in its operations, is the Fund’s net investment income, substantially all of which will be distributed to the Fund’s shareholders.

The amount of the Fund’s distributions is dependent upon the amount of net investment income received by the Fund from its portfolio holdings, is not guaranteed and is subject to the discretion of the Board of Trustees. The Fund does not pay “interest” or guarantee any fixed rate of return on an investment in its shares (other than the Protection Feature).

The Fund also may derive capital gains or losses in connection with sales or other dispositions of its portfolio securities. Any net gain the Fund may realize from transactions involving investments held less than the period required for long-term capital gain or loss recognition or otherwise producing short-term capital gains and losses (taking into account any carryover of capital losses from the eight previous taxable years), although a distribution from capital gains, will be distributed to shareholders with and as a part of the distributions of net investment income giving rise to ordinary income. If during any year the Fund realizes a net gain on transactions involving investments held for the period required for long-term gain or loss recognition or otherwise producing long-term capital gains and losses, the Fund will have a net long-term capital gain. After deduction of the amount of any net short-term capital loss, the balance (to the extent not offset by any capital losses carried over from the eight previous taxable years) will be distributed and treated as long-term capital gains in the hands of the shareholders regardless of the length of time the Fund’s shares may have been held by the shareholders. For more information concerning applicable capital gains tax rates, see your tax adviser.

Any distribution paid by the Fund reduces the Fund’s NAV per share on the date paid by the amount of the distribution per share. Accordingly, a distribution paid shortly after a purchase of shares by a shareholder would represent, in substance, a partial return of capital (to the extent it is paid on the shares so purchased), even though it would be subject to income taxes.

Distributions will be made in the form of additional shares of the Fund unless the shareholder has otherwise indicated. Investors have the right to change their elections with respect to the reinvestment of distributions by notifying the Transfer Agent in writing. However, any such change will be effective only as to distributions for which the record date is seven or more business days after the Transfer Agent has received the written request.

Financial Statements
As the Fund has recently commenced operations, there are no financial statements available at this time.

APPENDIX A -- PROXY VOTING POLICIES

Proxy Voting Policy

These proxy voting policies and procedures are designed to reasonably ensure that when the responsibility for voting client proxies rests with Structured Investment Management, Inc. (the “Adviser”), proxies are voted in the clients’ best economic interest; and describes how the Adviser may addresses material conflicts between its own interests and those of its clients with respect to proxy voting. The Adviser shall vote proxies for clients pursuant to the authority granted in the investment management agreement between the Adviser and its client, or as otherwise granted by written direction from each client. The Chief Compliance Officer of the Adviser (the “CCO”) is responsible for voting client proxies under the direction of the principal executive officer of the Adviser. Questions regarding this policy should be directed to the CCO.

Sample list of Probable Positions on Common Issues:

Routine Election of Directors	For
Issuance of Authorized Common Stock	For
Stock Repurchase Plans	For
Reincorporation	For
Stock Splits	For
Director Indemnification	For
Require Shareholder Approval to Issue Preferred Stock	For
Require Shareholder Approval of Golden Parachutes	For
Require Shareholder Approval of Poison Pill	For
Shareholders’ Right to Call Special Meetings	For
Shareholders’ Right to Act by Written Consent	For
Supermajority Vote Requirement	Against
Payment of Greenmail	Against
Blank Check Preferred Stock	Against
Supermajority Provisions	Against
Require majority of Independent Directors	Against
Limited Terms for Directors	Against
Require Director Stock Ownership	Case-by-Case
Dual Classes of Stock	Case-by-Case
Classified Boards	Case-by-Case
Authorize Issuance of Additional Common Stock	Case-By-Case
Adopt/Amend Stock Option Plan	Case-By-Case
Adopt/Amend Employee Stock Purchase Plan	Case-By-Case
Approve Merger/Acquisition	Case-By-Case
Consider Nonfinancial Effects of Merger	Case-By-Case
Spin-Offs	Case-By-Case
Adopt Poison Pill	Case-By-Case
Golden Parachutes	Case-By-Case

Limitation of Executive/Director Compensation	Case-By-Case
Social Issues	Case-By-Case

Resolving Potential Conflicts of Interest:

The CCO is responsible for identifying potential conflicts of interest in regard to the proxy voting process. Examples of potential conflicts of interest include:

•	has a material business relationship with a proponent of a proxy proposal and this business relationship may influence how the proxy vote is cast; and
•	Adviser or its principals have business or personal relationship with participants in a proxy contest, corporate directors or candidates of directorships.

In instances where a potential conflict of interest exists, the CCO will obtain client consent before voting. The CCO will provide the client with sufficient information regarding the shareholder vote and the Adviser’s potential conflict so that the client can make an informed decision whether or not to consent.

Record of Shareholder Proxy Voting:

A copy of each proxy statement received regarding client securities will be maintained, in addition to a record of each vote cast by the Adviser on behalf of a client. In order to receive a copy of the Adviser’s voting record, please mail request in writing to:

Structured Investment Management, Inc.
245 Park Avenue - 39th Floor
New York, NY 10167-0002